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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

State Bank Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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STATE BANK FINANCIAL CORPORATION
415 East Paces Ferry Road, NE
Atlanta, Georgia 30305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2011

Dear Shareholder,

        I cordially invite you to attend the annual meeting of shareholders of State Bank Financial Corporation, the holding company of State Bank and Trust Company, to be held on Wednesday, May 25, 2011, at 1:00 p.m., at our headquarters located at 415 East Paces Ferry Road, NE, Atlanta, Georgia, for the following purposes:

  1)
  to elect seven directors to our board of directors;

  2)
  to conduct an advisory vote on the compensation of our named executive officers;

  3)
  to conduct an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers;

  4)
  to approve our 2011 Omnibus Equity Compensation Plan;

  5)
  to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011; and

  6)
  to transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

        The board of directors set the close of business on April 6, 2011 as the record date to determine the shareholders who are entitled to vote at the annual meeting. Under rules of the SEC, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.

        Although we would like each shareholder to attend the annual meeting, I realize that for some of you this is not possible. Whether or not you plan to attend the annual meeting, we encourage you to vote as soon as possible by signing, dating and mailing your proxy card in the enclosed postage-paid envelope. For specific instructions on voting, please refer to the instructions on the enclosed proxy card.

        Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: Our 2011 proxy statement and Annual Report for the year ended December 31, 2010 are available free of charge online at http://www.statebt.com/proxyvote.

        Your vote is important and I appreciate the time and consideration that I am sure you will give it.

On behalf of the board of directors,

Joseph W. Evans
Chairman and Chief Executive Officer

April 18, 2011

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF SHAREHOLDERS
OF STATE BANK FINANCIAL CORPORAITON
TO BE HELD ON MAY 25, 2011

VOTING PROCEDURES

Who is asking for my vote?

        The board of directors of State Bank Financial Corporation (the "Company") is soliciting the enclosed proxy for use at the annual meeting on May 25, 2011. If the meeting is adjourned, we may also use the proxy at any later meetings for the purposes stated in the notice of annual meeting. Unless the context indicates otherwise, all references to "we," "us" and "our" in this proxy statement refer to State Bank Financial Corporation and our wholly-owned subsidiary, State Bank and Trust Company, and all references to the "Bank" refer to State Bank and Trust Company.

What items will be voted on at the annual meeting?

        Five matters are scheduled for a vote:

  •
  the election of seven directors to serve a one-year term;

  •
  an advisory vote on the compensation of our named executive officers;

  •
  an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers;

  •
  the approval of our 2011 Omnibus Equity Compensation Plan; and

  •
  the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011.

        As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting.

How do your directors recommend that shareholders vote?

        The directors recommend that you vote:

  •
  FOR the election of the seven director nominees to serve a one-year term;

  •
  FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement under the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables and any related narrative discussion in this proxy statement;

  •
  FOR holding the advisory vote on executive compensation EVERY YEAR;

  •
  FOR the approval of our 2011 Omnibus Equity Compensation Plan; and

  •
  FOR the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011.

Who is eligible to vote?

        Shareholders of record at the close of business on April 6, 2011 are entitled to be present and to vote at the annual meeting or any adjourned meeting. We are mailing these proxy materials to shareholders on or about April 18, 2011.

What are the rules for voting?

        As of the record date, we had 31,610,904 shares of common stock outstanding and entitled to vote at the annual meeting. Each share of our common stock entitles the holder to one vote on all matters voted on at the meeting. All of the shares of common stock vote as a single class.

        If you hold shares in your own name, you may vote by selecting one of the following options:

        Vote by Proxy:

  If you choose to vote by proxy, simply mark your proxy card, date and sign it and return it in the postage-paid envelope provided. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent. Please sign and return all proxy cards to be sure that all your shares are voted.

        Vote in Person:

  You may choose to vote in person at the meeting. We will pass out written ballots to any shareholder of record who wants to vote at the meeting.

        If your shares are held in the name of a bank, broker or other holder of record, you are considered the beneficial owner of shares held in "street name" and you will receive instructions from such holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must request a legal proxy or broker's proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the annual meeting.

        Shares represented by signed proxies will be voted as instructed. If you sign the proxy but do not mark your vote, your shares will be voted as the directors have recommended. Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.

        Our management knows of no other matters to be presented or considered at the meeting, but your shares will be voted at the directors' discretion on any of the following matters:

  •
  Any matter about which we did not receive written notice a reasonable time before we mailed these proxy materials to our shareholders.

  •
  Matters incident to the conduct of the meeting.

        A majority of our outstanding shares of common stock as of the record date must be present at the meeting, either in person or by proxy, to hold the meeting and conduct business. This is called a quorum. In determining whether we have a quorum at the annual meeting for purposes of all matters to be voted on, all votes "for" or "against" and all votes to "abstain" will be counted. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting.

        If you hold your shares in street name, your brokerage firm may vote your shares under certain circumstances. Brokerage firms have authority under stock exchange rules to vote their customers' unvoted shares on certain "routine" matters. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions ONLY with respect to Proposal 5—the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011, but not with respect to any of the other proposals to be voted on at the annual meeting. If you hold your shares in street name, please provide voting instructions to your bank, broker or other nominee, so that your shares may be voted on all other proposals.

        When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. If a brokerage firm indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as "broker non-votes." Shares represented by broker non-votes will be counted in determining whether there is a quorum.

        Each share of our common stock entitles the holder to one vote on all matters voted on at the meeting. Provided a quorum is present, directors will be elected by the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the annual meeting. Shareholders do not have cumulative voting rights. If you hold your shares in street name and do not complete and return voting instructions to your broker or other nominee, this will have the same effect as a vote "AGAINST" the election of our director nominees. Abstentions will also have the same effect as a vote "AGAINST" the election of our director nominees. All of our nominees are currently serving as directors. If a nominee does not receive the required vote for re-election, the director will continue to serve on the board as a "holdover" director until his or her death, written resignation, retirement, disqualification or removal, or his or her successor is elected.

        For all other matters to be approved at the annual meeting, the number of votes cast favoring the matter must exceed the number of votes cast opposing the matter, provided a quorum is present. Abstentions, broker non-votes and the failure to return a signed proxy will have no effect on the outcome of such matters.

How can I revoke my proxy?

        If you are a shareholder of record (i.e., you hold your shares directly instead of through a brokerage account) and you change your mind after you return your proxy, you may revoke it and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing, dating and returning another proxy with a later date; or

  •
  voting in person at the meeting.

If you hold your shares through a brokerage account, you must contact your brokerage firm to revoke your proxy.

How will we solicit proxies, and who will pay for the cost of the solicitation?

        We will solicit proxies principally by mailing these materials to the shareholders, but our directors, officers, and employees may also solicit proxies by telephone or in person. We will pay all of the costs of soliciting proxies, which primarily include the costs of preparing, photocopying and mailing these materials.

How can a shareholder propose business to be brought before next year's annual meeting?

        We must receive any shareholder proposals intended to be presented at our 2012 annual meeting of shareholders on or before December 19, 2011 for a proposal to be eligible to be included in the proxy statement and form of proxy to be distributed by the board of directors for that meeting. Any shareholder proposal intended to be presented from the floor at our 2012 annual meeting of shareholders must comply with the advance notice provisions and other requirements of our bylaws and be delivered not more than 60 days and not less than 30 days before the annual meeting; provided, however, that if less than 31 days' notice of the meeting is given, such notice of a shareholder proposal must be delivered or mailed not later than the tenth day following the day on which notice of the meeting was mailed.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees for Election as Directors

        Our bylaws provide for a board of directors consisting of not fewer than five nor more than 25 individuals with the exact number to be fixed by the board of directors. The board of directors has fixed the number of directors constituting the entire board at eight. We currently have one vacancy on our board of directors due to the resignation of W. Carter Bates, III on March 1, 2011. The Independent Directors Committee is currently evaluating candidates to fill the existing vacancy. Any new director appointments are subject to regulatory review and non-objection by the Georgia Department of Banking and Finance.

        If elected, all nominees shall serve a one-year term, expiring at the 2012 annual meeting of shareholders or until their respective successors are duly elected and qualified. Each nominee has agreed to serve if elected. If any named nominee is unable to serve, proxies will be voted for the remaining named nominees.

        Information about the nominees, each of whom is a director of the Bank and is currently a director of the Company, is provided below.

Biographical Information for Each Nominee for Director

        James R. Balkcom, Jr., age 66, a director since January 2010 (and a director of the Bank since July 2009), is the Chairman of the Board of EndoChoice, Inc. and an operating partner with Council Ventures, Inc. He is the lead director of Reach Health, Inc., a position he has held since 2010. He served as Chairman of the Board of Advisors for Talent Quest, a leadership consultancy, from 2004 through 2009. He also served as Chairman of the Board of iKobo, Inc., a provider of online money transfer services, from 2006 until 2009. He served as Chairman of the Board of Commerce South Bank, Inc. from 2001 to 2004 and as a director and Chairman of the compensation committee of Century South Banks, Inc. from 1997 to 2001. He was also a director and Chairman of the audit committee of DataPath, Inc. from 2007 to 2009. Mr. Balkcom also served as Chief Executive Officer of Techsonic Industries, Inc. from 1977 to 1994. He serves as a Civilian Aide to the Secretary of the Army for Georgia and as Chairman of the Georgia Military Affairs Coordinating Committee. Mr. Balkcom holds a bachelor's degree in engineering from the United States Military Academy at West Point and a Masters of Business Administration from Harvard Business School. Mr. Balkcom's extensive experience in corporate governance and finance, together with his management experience as a senior executive with several companies, make him well qualified to be a member of our board.

        Archie L. Bransford, Jr., age 58, a director since January 2010 (and a director of the Bank since November 2009), is the president of Bransford & Associates, LLC, a bank regulatory consulting group that consults with banks on risk management and regulatory matters, a position he has held since 2004. Before that, Mr. Bransford served in numerous positions at the Office of the Comptroller of the Currency, including most recently as a deputy comptroller for the Southern District. Mr. Bransford holds a bachelor's degree in business administration from the University of Detroit. Mr. Bransford's depth of knowledge and valuable experience with bank regulatory matters make him well qualified to be a member of our board.

        Kim M. Childers, age 52, a director and officer since January 2010, serves as our President, Chief Credit Officer and Vice Chairman of the Board. Mr. Childers has also served as a director and officer of the Bank since July 2009. A native of Fort Valley, Georgia, Mr. Childers held senior positions with Flag Bank and RBC Centura Bank, including Executive Vice President and Chief Credit Officer of Flag Bank from 2002 through 2007 and Director—Georgia Risk Management of RBC Centura Bank from 2006 until 2007. Before joining Flag Bank in 2002, Mr. Childers was employed with Century South Banks, Inc., the holding company of 12 banks located in Georgia, Tennessee, Alabama and North

Carolina, acting in a number of capacities, including Regional Chief Executive Officer for the North Georgia Region (which included eight charters and $600 million in assets), Chief Credit Officer and Senior Vice President/Credit Administration. Mr. Childers also serves as a managing principal of Bankers' Capital Group, LLC, an investment company that primarily buys and sells notes, a position he has held since 2007. Mr. Childers holds a bachelor's degree in agricultural economics from the University of Georgia. His depth of knowledge and years of experience in banking make him well qualified to be a member of our board. His extensive personal understanding of the markets that we serve is also a valuable asset to the board.

        Joseph W. Evans, age 61, a director and officer since January 2010, serves as our Chief Executive Officer and Chairman of the Board. Mr. Evans has also served as a director and officer of the Bank since July 2009. He is a native of Smarr, Georgia and the former Chairman/director, President and Chief Executive Officer of Flag Financial Corporation, where he served from 2002 until it was sold to RBC Centura in 2006. Mr. Evans previously served as president and Chief Executive Officer of Macon-based Bank Corporation of Georgia, until it was merged with Century South Banks, Inc. in 1997. Following the merger, Mr. Evans served as Chief Executive Officer of Century South Banks, Inc., until it was acquired by BB&T. Mr. Evans is President and Chief Executive Officer of Rosebub Farm, Inc. He also serves as a managing principal of Bankers' Capital Group, LLC, an investment company that primarily buys and sells notes, and as principal of Sagus Partners, LLC, positions he has held since 2006. Mr. Evans is a director of Southern Trust Insurance Company and a member of the Investment Committee of The Methodist Home for Children & Youth in Macon, Georgia. He also serves on the board of trustees of the Georgia Tech Foundation and the board of directors of the Alexander-Tharpe Fund, and formerly served as Chairman of the Board of Trustees of the Georgia Tech Alumni Association. He is also the General Partner of the Howell D. Evans Family Partnership, LP. Mr. Evans holds a bachelor's degree in industrial management from Georgia Tech. His depth of knowledge and years of experience in banking make him well qualified to be a member of our board. His ties to our market area also provide him with personal contacts and an awareness of the social environment within which we operate.

        Virginia A. Hepner, age 53, a director of the Company and the Bank since September 2010, is currently serving as Interim Executive Director (Young Audiences Division) of the Woodruff Arts Center and served as Interim Executive Director of the Atlanta Ballet from May 2009 until December 2009. Ms. Hepner is a principal investor in GHL, LLC, a private real estate investment partnership for commercial assets, and is also a business development consultant with the firm Venadar, LLC. Ms. Hepner has over 25 years of corporate banking experience with Wachovia Bank serving in North Carolina, Chicago and Atlanta. She joined Wachovia in 1979 and until her retirement from Wachovia in 2005 held numerous positions in corporate banking and capital markets, including Atlanta Corporate District Manager, Manager of the Foreign Exchange and Derivatives Group, Executive Vice President and Manager of the U.S. Corporate Client Group and Atlanta Commercial Banking Manager. She also served as Executive Director of Brand Atlanta, Inc. from May 2006 until May 2007. Ms. Hepner was formerly a director at Chexar Corporation, a private technology company. She is also active in many Atlanta non-profit and civic organizations, including The Paideia School, Emory University Board of Visitors, Children's Healthcare Community Board, Theater of the Stars and Georgia Communities for Growth. In 2008, she received the Phoenix Award from Atlanta Mayor Shirley Franklin for outstanding community service. Ms. Hepner holds a bachelor's degree in finance from the Wharton School of the University of Pennsylvania and attended the Kellogg School of Business at Northwestern University. Ms. Hepner's depth of knowledge and years of experience in corporate banking make her well qualified to be a member of our board.

        J. Daniel Speight, age 54, a director and officer since January 2010, serves as our Chief Operating Officer, Secretary and Vice Chairman of the Board. Mr. Speight has also served as a director and officer of the Bank since July 2009. Mr. Speight resides in Pinehurst, Georgia and spent more than

20 years, between 1984 and 2006, with Citizens Bank in Vienna, Georgia then, with Flag Bank and Flag Financial Corporation, where he served in various roles including, President, Chief Executive Officer and director of Citizens Bank, Chief Executive Officer, Chief Financial Officer and Vice Chairman/director of Flag Bank and as Vice Chairman/director, Chief Financial Officer and Chief Executive Officer of Flag Financial Corporation. Mr. Speight is a member of the State Bar of Georgia and, from February 2008 until July 2009, he practiced banking law with the law firm of James, Bates, Pope & Spivey LLP in Macon, Georgia. Mr. Speight is also a managing principal of Bankers' Capital Group, LLC, an investment company that primarily buys and sells notes, a position he has held since 2006. He is a director of Regan Holding Corporation of Petaluma, California (formerly a public company until April 2010) and also served as a director of The Bankers Bank of Atlanta for nine years, from 1990 until 1999, serving as Chairman of the Board twice during that term. Mr. Speight has also served as President of the Community Bankers Association of Georgia, served as a director of the Georgia Bankers Association and as Chairman of the Georgia Bankers Association Community Banking Committee and served as a director of the Independent Community Bankers Association of America. Mr. Speight has a bachelor's degree in business management from Georgia Southern College and received his J.D. degree from the Walter F. George School of Law at Mercer University. The depth of his banking knowledge and experience and his legal background make Mr. Speight well qualified to be a member of our board. His extensive personal understanding of the markets that we serve is also a valuable asset to the board.

        J. Thomas Wiley, Jr., age 58, a director of the Company and the Bank since July 2010, is the Chairman, President and Chief Executive Officer of Coastal Bankshares, Inc. and its subsidiary bank, The Coastal Bank, where he has served since 2007. Before joining The Coastal Bank, Mr. Wiley served as the Vice Chairman/director and Chief Banking Officer of Flag Financial Corporation from 2002 until 2006 and as President and Chief Executive Officer of Flag Bank from 2002 until 2006. Mr. Wiley is also a managing principal of Bankers' Capital Group, LLC, an investment company that primarily buys and sells notes, a position he has held since 2007. Mr. Wiley has a bachelor's degree in business administration from Valdosta State University. His depth of knowledge and years of experience in banking make him well qualified to be a member of our board.

The board of directors recommends a vote FOR each of the above nominees.

Biographical Information for Executive Officers

        Our executive officers are:

  •
  Joseph W. Evans, Chief Executive Officer and Chairman;

  •
  J. Daniel Speight, Chief Operating Officer and Vice Chairman;

  •
  Kim M. Childers, President, Chief Credit Officer and Vice Chairman;

  •
  Stephen W. Doughty, Executive Risk Officer and Chief Banking Officer; and

  •
  John S. Poelker, Chief Financial Officer.

        Because each of Mr. Evans, Mr. Speight and Mr. Childers also serves on our board of directors, we have provided biographical information for them above. Biographical information for each of Mr. Doughty and Mr. Poelker is provided below:

        Stephen W. Doughty, age 59, has served as our Chief Banking Officer and Executive Risk Officer since January 2010. He has also served as an officer of the Bank since October 2009 and has served on the Bank's board of directors since July 2010. Mr. Doughty is a native of Atlanta, Georgia. He was formerly Vice Chairman and Chief Risk Management Officer of Flag Financial Corporation, where he served from 2002 until it was sold to RBC Centura in 2006. Before joining Flag Bank, he served as an executive officer at Century South Banks, Inc., the holding company of 12 banks located in Georgia,

Tennessee, Alabama and North Carolina, from 1997 until 2001. Mr. Doughty is also a managing principal of Bankers' Capital Group, LLC, an investment company that primarily buys and sells notes, a position he has held since 2007. Mr. Doughty is a graduate of Valdosta State University and the School of Banking of the South, Louisiana State University.

        John K. Poelker, age 68, was appointed to serve as our Chief Financial Officer in March 2011. Mr. Poelker has spent over 45 years in a broad range of senior executive and consulting positions in the financial services industry with a focus on financial management. From 2005 until 2011, Mr. Poelker served as President of The Poelker Consultancy, Inc., which provides strategic and financial management advisory and consulting services to bank and financial services companies. While at The Poelker Consultancy, Mr. Poelker served as Interim Chief Financial Officer for Beach First National Bank from February 2010 until April 2010, as Interim President and Chief Financial Officer for State Bank of Georgia from December 2009 until February 2010, and as President and Chief Executive Officer of Georgian Bancorporation and Georgian Bank from July 2009 until September 2009.

        Before starting The Poelker Consultancy, Mr. Poelker served as Chief Financial Officer of Old National Bancorp in Evansville, Indiana from 1998 until 2005. He has also served as Chief Financial Officer of American General Finance, Inc. in Evansville, BankAmerica Corporation in San Francisco, Citizens & Southern Corporation in Atlanta, and Mercantile Bancorporation, Inc. in St. Louis. Mr. Poelker has also served as Chairman and Chief Executive Officer of Fleet Finance in Atlanta. He served as a director and as Chairman of the audit committee of First Charter Corporation in Charlotte from 2006 until 2008, when the company was acquired by Fifth Third Corporation. He received a bachelor's degree in accounting from the University of Notre Dame, completed the Executive Program at the Stanford University Graduate School of Business, and was a certified public accountant in Missouri and Georgia.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table shows the owners of more than 5% of our outstanding common stock.

Name and Address	Number of Shares Owned	Right to Acquire	Percentage of Beneficial Ownership(1)
Franklin Mutual Advisers, LLC(2)	2,100,000	—	6.6%
101 John F. Kennedy Parkway
Short Hills, New Jersey 07078
Greenlight Capital, Inc.(3)	2,100,000	—	6.6%
140 East 45th Street, 24th Floor
New York, New York 10017
Kensico Capital Management Corporation(4)	2,325,000	—	7.4%
55 Railroad Avenue, 2nd Floor
Greenwich, Connecticut 06830
Luxor Capital Group, LP(5)	1,660,000	—	5.3%
1114 Avenue of the Americas, 29th Floor
New York, New York 10153
Paulson & Co. Inc.(6)	2,325,000	—	7.4%
1251 Avenue of Americas
New York, New York 10020
Sandler O'Neill Asset Management, LLC(7)	2,003,400	—	6.3%
780 Third Avenue, 5th Floor
New York, New York 10017
Sageview Capital Master, L.P.(8)	2,000,000	—	6.3%
55 Railroad Ave.
Greenwich, Connecticut 06830
The Banc Funds Company, L.L.C.(9)	2,325,000	—	7.4%
20 North Wacker Drive, Suite 3300
Chicago, Illinois 60606
Waterstone Market Neutral Master Fund, Ltd(10)	1,750,000	—	5.5%
c/o GlobeOp Financial Services (Cayman)
Limited, 45 Market Street, Suite 3205
2nd Floor, Gardenia Ct, Camana Bank
Grand Cayman KY1-9003, Cayman Islands
Ithan Creek Master (Cayman) L.P.(11)	2,325,000	—	7.4%
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210

(1)
The percentage of beneficial ownership is based on 31,610,940 shares outstanding on March 31, 2011.

(2)
This information is based solely on the Schedule 13G filed on January 28, 2011 by Franklin Mutual Advisers, LLC reporting that the shares are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to investment management contracts, are managed by Franklin Mutual Advisers, LLC, an indirect wholly-owned subsidiary of Franklin Resources, Inc. Pursuant to the investment management contracts, Franklin Mutual Advisers, LLC has sole voting and dispositive power over all 2,100,000 shares. Franklin Mutual Advisers, LLC, however, disclaims any pecuniary interest in the shares and disclaims that it is the beneficial owner of the shares as defined in Rule 13d-3.

(3)
This information is based solely on the Schedule 13G jointly filed on February 2, 2011 by Greenlight Capital, LLC, Greenlight Capital, Inc., DME Management GP, LLC, DME Advisors, LP, DME Capital Management, LP, DME Advisors GP, LLC and David Einhorn. The Schedule 13G reports that Greenlight Capital, LLC shares voting and dispositive power over the 769,393 shares held for the accounts of Greenlight Capital, L.P. and Greenlight Capital Qualified, L.P. Greenlight Capital, Inc. shares voting and dispositive power over the 1,693,374 shares held for the accounts of Greenlight Capital, L.P., Greenlight Capital Qualified, L.P. and Greenlight Capital Offshore Partners.

DME Management GP, LLC shares voting and dispositive power over the 80,607 shares held for the account of Greenlight Capital (Gold), LP. DME Advisors, LP shares voting and dispositive power over the 284,000 shares held for an account for which DME Advisors, LP acts as investment manager. DME Capital Management, LP shares voting and dispositive power over the 122,626 shares held for the accounts of Greenlight Capital (Gold), LP and Greenlight Capital Offshore Master (Gold), Ltd. DME Advisors GP, LLC shares voting and dispositive power over the 406,626 shares held for an account for which DME Advisors, LP acts as investment manager, Greenlight Capital (Gold), LP and Greenlight Capital Offshore Master (Gold), Ltd.

David Einhorn shares voting and dispositive power over all 2,100,000 shares which consists of an aggregate of 769,393 shares held for the accounts of Greenlight Capital, L.P. and Greenlight Capital Qualified, L.P., 923,981 shares held for the account of Greenlight Capital Offshore Partners, 80,607 shares of held for the account of Greenlight Capital (Gold), LP, 42,019 shares held for the account of Greenlight Capital Offshore Master (Gold), Ltd., and 284,000 shares held for an account for which DME Advisors, LP acts as investment manager.

(4)
This information is based solely on the Schedule 13G jointly filed on February 14, 2011 by Kensico Capital Management Corporation, Michael Lowenstein and Thomas J. Coleman reporting shared voting and dispositive power over the 570,700 shares beneficially owned by Kensico Partners, LP, the 818,200 shares beneficially owned by Kensico Associates, LP, the 736,100 shares beneficially owned by Kensico Offshore Fund Master, Ltd. and the 200,000 shares beneficially owned by Kensico Offshore Fund II Master, Ltd.

(5)
This information is based solely on the Schedule 13G jointly filed on January 6, 2011 by Luxor Capital Partners, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, Luxor Management, LLC, LCG Holdings, LLC and Christian Leone. The Schedule 13G reports shared voting and dispositive power over the 636,027 share beneficially owned by Luxor Capital Partners, LP, the 838,098 shares beneficially owned by Luxor Capital Partners Offshore Master Fund, LP, and the 838,098 shares beneficially owned by Luxor Capital Partners Offshore, Ltd. Luxor Capital Group, LP, Luxor Management, LLC and Mr. Leone may be deemed to share voting and dispositive power over all 1,660,000 shares. LCG Holdings, LLC may be deemed to share voting and dispositive power over the 1,474,125 shares held by Luxor Capital Partners, LP and Luxor Capital Partners Master Fund, LP.

(6)
This information is based solely on the Schedule 13G filed on March 2, 2011 by Paulson & Co. Inc. reporting sole voting and dispositive power with respect to the securities owned by certain onshore and offshore investment funds for which Paulson & Co. Inc. serves as investment advisor, or manager. Paulson & Co. Inc. disclaims beneficial ownership of such securities.

(7)
This information is based solely on the Schedule 13G jointly filed on February 28, 2011 by Sandler O'Neill Asset Management, LLC and Terry Maltese reporting shared voting and dispositive power over the 2,003,400 shares. Sandler O'Neill Asset Management, LLC may be deemed to beneficially own the shares which are held by its clients and Mr. Maltese, by reason of his position as Managing Member of Sandler O'Neill Asset Management, LLC, may also be deemed to beneficially own such shares.

(8)
This information is based solely on the Schedule 13G jointly filed on February 14, 2011 by Sageview Capital Master, L.P., Sageview Capital Partners (A), L.P., Sageview Capital Partners (B), L.P., Sageview Partners (C) (Master), L.P., Sageview Capital GenPar, L.P., Sageview Capital MGP, LLC, Edward A. Gilhuly and Scott M. Stuart. The Schedule 13G reports sole voting and dispositive power over the 2,000,000 shares beneficially owned by Sageview Capital Master, L.P., Sageview Capital GenPar, L.P. and Sageview Capital MGP, LLC. Sageview Capital Partners (A), L.P., Sageview Capital Partners (B), L.P., Sageview Partners (C) (Master), L.P., Mr. Gilhuly and Mr. Stuart are reported as having shared voting and dispositive power over the 2,000,000 shares.

(9)
This information is based solely on the amended Schedule 13G jointly filed on February 22, 2011 by Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P. The amended Schedule 13G reports sole voting and dispositive power over the 325,000 shares beneficially owned by Banc Fund VI L.P., the 1,150,000 shares beneficially owned by Banc Fund VII L.P. and the 850,000 shares beneficially owned by Banc Fund VIII L.P. The general partner of Banc Fund VI L.P. is MidBanc VI L.P., the general partner of Banc Funds VII L.P. is MidBanc VII L.P. and the general partner of Banc Funds VIII L.P. is MidBanc VIII L.P. The Banc Funds Company, L.L.C.'s principal business is to be a general partner of MidBanc VI L.P., MidBanc VII L.P. and MidBanc VIII L.P. The Banc Funds Company, L.L.C.'s principal shareholder is Charles J. Moore. Mr. Moore has also been the manager of Banc Funds VI L.P., Banc Funds VII L.P. and Banc Funds VIII L.P. since their respective inceptions. As managing member, Mr. Moore has voting and dispositive power over the securities held by each of those entities. Mr. Moore also controls The Banc Funds Company, L.L.C. and each of the partnership entities directly and indirectly controlled by it.

(10)
This information is based solely on the Schedule 13G jointly filed on January 7, 2011 by Waterstone Market Neutral Master Fund Ltd., Waterstone Capital Offshore Advisors, LP, Waterstone Asset Management, LLC and Shawn Bergerson reporting shared voting and dispositive power over the 1,750,000 shares beneficially owned. The address of Waterstone Capital Offshore Advisors, LP, Waterstone Asset Management, LLC and Mr. Bergerson is 2 Carlson Parkway, Suite 260, Plymouth, Minnesota 55447.

(11)
This information is based solely on the Schedule 13G jointly filed on January 10, 2011 by Ithan Creek Master Investors (Cayman) L.P. and Wellington Hedge Management, LLC and the Schedule 13G filed on February 14, 2011 by Wellington Management Company, LLP. The Schedule 13Gs report shared dispositive and voting power over the 2,235,000 shares beneficially owned by Ithan Creek Master Investors (Cayman) L.P., Wellington Hedge Management, LLC and Wellington Management Company, LLP.

Security Ownership of Management

        The following table shows the number of shares of our common stock beneficially owned as of March 31, 2011 by (a) each director and executive officer named below, and (b) the executive officers and all directors, as a group.

Name and Address(1)	Number of Shares Owned	Right to Acquire(2)	Percentage of Beneficial Ownership(3)
James R. Balkcom, Jr.	2,000	2,000	*
Archie L. Bransford, Jr.(4)	6,000	6,000	*
Kim M. Childers	120,000	400,521	1.6%
Stephen W. Doughty	120,000	400,521	1.6%
Joseph W. Evans	220,000	400,521	1.9%
Virginia A. Hepner	—	—	—
John K. Poelker	—	—	—
J. Daniel Speight	120,000	400,521	1.6%
J. Thomas Wiley, Jr.	120,000	400,521	1.6%
All Directors and Executive Officers as a Group (9 persons)	708,000	2,010,605	8.1%

*
Denotes beneficial ownership of less than 1%.

(1)
The address of each of these listed individuals is 415 East Paces Ferry Road, NE, Suite 250, Atlanta, Georgia 30305.

(2)
The shares shown in this column are purchasable on exercise of currently exercisable warrants to purchase common stock. The persons named in the table purchased those warrants.

(3)
The percentages shown above are based on 31,610,904 shares of our common stock outstanding on March 31, 2011. Under SEC Rule 13d-3, shares of common stock that a person has the right to acquire by exercising stock options and warrants held by that person that are exercisable within 60 days of March 31, 2011 are deemed outstanding for the purpose of computing the percentage ownership of the person, but those shares are not deemed outstanding for computing the percentage ownership of any other person.

(4)
Includes 3,000 common shares and 3,000 warrants jointly held by Mr. Bransford's wife.

CORPORATE GOVERNANCE

Introduction

        The directors meet to review our operations and discuss our business plans and strategies for the future. The full board of directors met six times in 2010. During 2010, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by the committees of the board on which he or she served. Our policy is that all directors attend the annual meeting of shareholders. This is our first annual meeting of shareholders since we became the Bank's holding company on July 23, 2010 and we became an SEC-reporting company on December 28, 2010.

Director Independence

        Our board of directors has determined that each of James R. Balkcom, Jr., Archie L. Bransford, Jr., Virginia A. Hepner and J. Thomas Wiley, Jr. is an "independent" director, based on the independence criteria in the corporate governance listing standards of The NASDAQ Capital Market, the exchange that we selected to determine whether our directors and committee members meet the independence criteria of a national securities exchange, as required by Item 407(a) of Regulation S-K. (Our shares of common stock were listed and began trading on The NASDAQ Capital Market on April 14, 2011.) In determining that Mr. Wiley is independent, the board took into account that Mr. Wiley is a managing principal of Bankers' Capital Group, LLC, an investment company that primarily buys and sells notes, along with the following persons, who are also managing principals of Bankers' Capital Group, LLC: Mr. Evans, Mr. Speight and Mr. Childers, who are executive officers and directors of the Company, and Mr. Doughty, who is an executive officer of the Company. The board also noted that Mr. Wiley's son is an employee of the Bank, although not an executive officer.

        W. Carter Bates, III resigned from the Company's board of directors effective March 1, 2011. In 2010, our board of directors determined that Mr. Bates was an independent director.

        Mr. Evans, Mr. Speight and Mr. Childers are considered inside directors because of their employment as our executive officers.

        There are no family relationships between any of our directors and executive officers.

Committees of the Board of Directors

        In 2010, the board of directors established an Audit Committee, a Compensation Committee and a Nominating Committee. In January 2011, for administrative purposes, the board of directors combined the functions of the Compensation Committee and the Nominating Committee into one committee, the Independent Directors Committee.

        Audit Committee.    Our Audit Committee is composed of Mr. Bransford (Chairman), Mr. Balkcom, Ms. Hepner and Mr. Wiley. The board has determined that Mr. Balkcom is an "audit committee financial expert" and that each member of the committee is "independent" under the SEC's Rule 10A-3 and under The NASDAQ Capital Market listing standards. The Audit Committee met seven times in 2010. The Audit Committee operates under a written charter that is available on our website, www.statebt.com, in the "Governance Documents" section under "Investor Relations."

        Compensation Committee.    During 2010, our Compensation Committee was composed of Mr. Balkcom (Chairman), Mr. Bransford, Ms. Hepner and Mr. Wiley. W. Carter Bates, III also served on our Compensation Committee in 2010, but he resigned from the Company's board of directors effective March 1, 2011. In 2010, the board determined that each member of our Compensation Committee was "independent" under The NASDAQ Capital Market listing standards. The Compensation Committee met three times in 2010.

        Nominating Committee.    Although we appointed a Nominating Committee in February 2010, the Nominating Committee did not meet in 2010. The full board of directors served as the nominating committee for the nominations and appointments to the board of Mr. Wiley in July 2010 and Ms. Hepner in September 2010. (We did not become an SEC-reporting company until December 28, 2010.)

        Independent Directors Committee.    As noted above, we have combined the functions of our Nominating Committee and our Compensation Committee into one committee, the Independent Directors Committee. Our Independent Directors Committee now performs the dual roles of overseeing (a) our corporate governance matters and the nomination of director candidates to the board of directors, and (b) our compensation and personnel policies. Our Independent Directors Committee is composed of Mr. Balkcom (Chairman), Mr. Bransford, Ms. Hepner and Mr. Wiley. The board has determined that each member of the Independent Directors Committee is "independent" under The NASDAQ Capital Market listing standards. The Independent Directors Committee charter is available on our website, www.statebt.com, in the "Governance Documents" section under "Investor Relations."

        In its compensation role, the Independent Directors Committee has authority to establish the salaries and incentive compensation for the named executive officers. The committee also has the authority:

  •
  to annually review and approve corporate goals and objectives applicable to the compensation of the Chief Executive Officer;

  •
  to review and approve the annual base salary and annual incentive levels for the executive officers;

  •
  to review and approve employment agreements, severance arrangements, supplemental benefits and change in control agreements;

  •
  to establish and administer the incentive plans and oversee and administer our equity-based compensation, including the review and grant of equity awards to all eligible employees, and to fulfill such duties and responsibilities as described in those plans; and

  •
  to otherwise review and approve our compensation plans.

In addition, the committee annually reviews, evaluates and establishes levels of director compensation. For purpose of performance reviews, the committee evaluates the performance of our Chief Executive Officer, and our Chief Executive Officer evaluates the performance of our other named executive officers and discusses the results of such evaluations with the committee.

        Under the Independent Directors Committee charter, the committee may delegate to one or more of our officers, who are also directors, the power to designate the officers and employees of the Company or the Bank who will receive grants of restricted shares, options or warrants to purchase shares of our capital stock and to determine the number of restricted shares, options or warrants to be received by them. Notwithstanding that authority, no officer may be delegated the power to designate himself or herself as a recipient of restricted shares, options or warrants, or to grant restricted shares, options or warrants to any person who is subject to reporting obligations under Section 16 of the Securities Exchange Act of 1934.

        In 2010, the Independent Directors Committee engaged Matthews, Young & Associates, Inc. ("Matthews, Young") as an independent advisor to assist the committee in determining and evaluating executive compensation. Matthews, Young reported directly to the Independent Directors Committee and assisted in the development of a management annual incentive plan, which was never formally effective in 2010. Matthews, Young also assisted in the development of the 2011 Omnibus Equity Compensation Plan.

Nominations of Directors

        The Independent Directors Committee serves to identify, screen, recruit and nominate candidates to the board of directors. The committee charter requires the committee to review potential candidates for the board, including any nominees submitted by shareholders in accordance with our bylaws. The committee evaluated each nominee for election as a director at this annual meeting. In evaluating candidates proposed by shareholders, the committee will follow the same process and apply the same criteria as it does for candidates identified by the committee or the board of directors.

        For a shareholder to nominate a director candidate, the shareholder must comply with the advance notice provisions and other requirements of our bylaws. Each notice must state:

  (a)
  the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

  (b)
  a representation that the shareholder is a holder of record of stock of the Company entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

  (c)
  a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the shareholder is making the nomination or nominations; and

  (d)
  such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed under the proxy rules of the SEC relating to the election of directors.

The notice must be accompanied by the sworn or certified statement of the shareholder that the nominee has consented to being nominated and that the shareholder believes the nominee will stand for election and will serve if elected.

        When considering a potential candidate for nomination, the committee will consider the skills and background that we need and that the person possesses, diversity of the board and the ability of the person to devote the necessary time to serve as a director. The Independent Directors Committee has established the following minimum qualifications for service on our board of directors:

  •
  the highest ethics, integrity and values;

  •
  an outstanding personal and professional reputation;

  •
  professional experience that adds to the mix of the board as a whole;

  •
  the ability to exercise sound, independent business judgment;

  •
  freedom from conflicts of interest;

  •
  demonstrated leadership skills;

  •
  the willingness and ability to devote the time necessary to perform the duties and responsibilities of a director; and

  •
  relevant expertise and experience, and the ability to offer advice and guidance to our Chief Executive Officer based on that expertise and experience.

        In considering whether to recommend any particular candidate for inclusion in the board's slate of recommended director nominees, the committee also considers the following criteria, among others:

  •
  whether the candidate has significant contacts in our markets and the ability to generate additional business for the Bank;

  •
  the candidate's management experience in complex organizations and experience with complex business problems;

  •
  the extent to which the candidate contributes to the diversity of the board in terms of background, specialized experience, age, gender and race; and

  •
  the candidate's other commitments, such as employment and other board positions.

The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. Although we have no formal policy regarding diversity, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

        In addition to the qualification criteria above, the Independent Directors Committee also takes into account whether a potential director nominee qualifies as an "audit committee financial expert" as that term is defined by the SEC, and whether the potential director nominee would qualify as an "independent" director under the listing standards of The NASDAQ Capital Market.

Board Leadership Structure

        The board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board because the board believes it is in our best interests to make that determination based on the membership of the board. The board has determined that having Mr. Evans, our Chief Executive Officer, serve as Chairman of the Board is in the best interest of our shareholders at this time because this structure makes the best use of Mr. Evans' extensive experience in banking, particularly in our market areas.

        In accordance with our Policy Regarding Director Qualifications and Evaluation Criteria, the Independent Directors Committee has elected, and the full board has approved, Mr. Balkcom as our lead director. In this role, he may call and preside over executive sessions of the independent directors, without management present, as he deems necessary. The other duties of the lead director, other than as described in the previous sentence, will be determined after further study by the Independent Directors Committee. We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to reexamine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet our needs.

Board's Role in Risk Oversight

        Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the full board. Specifically, the Audit Committee focuses on: (1) financial reporting risk and internal controls; (2) oversight of the internal audit process and legal compliance; (3) regulatory compliance; (4) review of insurance programs; and (5) policies and procedures as they relate to our Code of Ethics, conflicts of interest and complaints regarding accounting and audit matters. The Audit Committee receives reports from management at least quarterly regarding our assessment of risks and the adequacy and effectiveness of internal control systems and operational risk (including compliance and legal risk). The Audit Committee also receives reports from management addressing the most serious risks impacting the day-to-day operations of the Company and the Bank. Our internal Audit Manager reports to the Audit Committee and meets with the committee on a quarterly basis in executive sessions to discuss any potential risk or control issues involving management. The Audit Committee reports regularly to the full board, which also considers our entire risk profile.

        In addition to the risk management oversight functions provided by the Audit Committee, the Independent Directors Committee and the Bank's Financial Risk Committee also perform some functions related to oversight of risk management processes on behalf of the full board. Our

Independent Directors Committee is responsible for overseeing the review and approval of certain polices related to our operations. The Bank's Financial Risk Committee is responsible for overseeing risk management processes related to: (1) capital; (2) interest rate risk; (3) liquidity and funds management; (4) risk associated with the Bank's investment portfolio; and (5) credit risk as it relates to concentrations in the Bank's loan portfolio. Both the Independent Directors Committee and the Financial Risk Committee regularly report to the full board.

        The full board focuses on the most significant risks facing the Company and the Company's general risk management strategy and also ensures that risks we undertake are consistent with board policy. In addition, the full board regularly considers strategic, market and reputational risk. While the board of directors oversees our risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

Code of Ethics

        We expect all of our employees to conduct themselves honestly and ethically. Our board of directors has adopted a Code of Ethics that applies to all employees of the Company and the Bank, including officers and directors. The Code of Ethics is intended to provide guidance to assure compliance with law and promote ethical behavior. The Code of Ethics is available on our website, www.statebt.com, in the "Governance Documents" section under "Investor Relations."

Communications with the Board of Directors

        The board of directors has established a process for shareholders to send communications to the board of directors. Shareholders may communicate with the board as a group or individually by writing to: Corporate Secretary, State Bank Financial Corporation, 415 East Paces Ferry Road, NE, Suite 250, Atlanta, Georgia 30305. The board has instructed the Corporate Secretary to forward all such communications promptly to the addressees indicated.

Report of the Audit Committee

        Our Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures and providing oversight of legal and regulatory compliance and ethics programs. The Audit Committee communicates regularly with our management, including our Chief Financial Officer, our Internal Auditor and with our independent auditors. The Audit Committee is also responsible for conducting an appropriate review of and pre-approving all related person transactions and evaluating the effectiveness of the Audit Committee charter at least annually.

        To comply with the Sarbanes-Oxley Act of 2002, the Audit Committee adopted a policy that pre-approves specified audit services to be provided by our independent auditors. The policy forbids our independent auditors from providing the services enumerated in Section 201(a) of the Sarbanes-Oxley Act.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

        The Audit Committee has reviewed and discussed our 2010 audited financial statements with management. The Audit Committee has discussed with Dixon Hughes Goodman LLP, our independent registered public accounting firm, those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Dixon Hughes Goodman required by applicable requirements of the Public Company Accounting Oversight Board regarding Dixon Hughes Goodman's communications with the Audit Committee concerning independence, and has discussed with Dixon Hughes Goodman their independence from the Company and our management. The Audit Committee reported its findings to our board of directors.

        Based on the reviews and discussions described above, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC. A copy of our Annual Report on Form 10-K is part of the annual report to shareholders enclosed with these proxy materials.

        The Audit Committee's report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

Archie L. Bransford, Jr., Chairman
James R. Balkcom, Jr.
Virginia A. Hepner, Vice Chair
J. Thomas Wiley, Jr.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Compensation Committee Report

        The Independent Directors Committee, acting in the role of the Compensation Committee, has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with our management. Based upon that review and those discussions, the Independent Directors Committee recommends to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

        This Compensation Committee Report of our Independent Directors Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

James R. Balkcom, Jr., Chairman
Archie L. Bransford, Jr.
Virginia A. Hepner
J. Thomas Wiley, Jr.

Effect of Compensation Policies and Practices on Risk Management and Risk-Taking Incentives

        Although there is inherent risk in the business of banking, we do not believe that any of our compensation policies and practices provide incentives to our employees to take risks that are reasonably likely to have a material adverse effect on us. We believe that our compensation policies and practices are consistent with those of similar bank holding companies and their banking subsidiaries and are intended to encourage and reward performance that is consistent with sound practice in the industry.

Compensation of Executive Officers

        This section explains how our executive compensation programs are designed and operate with respect to the "named executive officers" identified below.

        In this proxy statement, we refer to the individuals who served as our principal executive officer and as our principal financial officer in 2010, as well as our two other most highly compensated executive officers, as the "named executive officers." At the end of 2010, our named executive officers were:

  •
  Joseph W. Evans, Chief Executive Officer and Chairman;

  •
  J. Daniel Speight, Chief Financial Officer, Chief Operating Officer and Vice Chairman;

  •
  Kim M. Childers, President, Chief Credit Officer and Vice Chairman; and

  •
  Stephen W. Doughty, Executive Risk Officer and Chief Banking Officer.

        The following compensation discussion and analysis, executive compensation tables and related narrative describe the compensation awarded to, earned by or paid to the named executive officers for services provided to us for the successor period from July 24, 2009 through December 31, 2009 and the year ended December 31, 2010 and their compensation arrangements with us.

 Compensation Discussion and Analysis

Overview

        On July 24, 2009, the Bank's new management team led by Mr. Joseph W. Evans, Mr. J. Daniel Speight and Mr. Kim M. Childers took control of the Bank. Simultaneously with the change in control transaction, the Bank raised approximately $292.1 million in gross proceeds (before expenses) from investors in a private placement of its common stock, including investments from its new executive management team. Also on July 24, 2009, the Bank assumed all of the deposits and acquired certain assets and liabilities of the six bank subsidiaries of Security Bank Corporation, Macon, Georgia, from the FDIC, as receiver. In connection with the closing of the private offering and the Security Bank acquisition, the FDIC and the Georgia Department of Banking and Finance approved the Interagency Notice of Change in Control application filed by Mr. Evans, Mr. Speight and Mr. Childers to serve as our new management team. As part of that approval process, the FDIC and the Georgia Department of Banking and Finance reviewed and issued their non-objection to the form of employment agreements to be entered into between the Bank and each of Mr. Evans, Mr. Speight and Mr. Childers. The forms of the employment agreements were provided to the investors in the private placement before its closing.

        On July 24, 2009, the Bank's board of directors formally approved these employment agreements and appointed Mr. Evans, Mr. Speight and Mr. Childers to serve as our new management team. Although these employment agreements have been amended as described in Employment Agreements below, for the period from July 24, 2009 through December 31, 2009 (the "successor period") and for the year ended December 31, 2010, we did not change the material elements of the executive compensation provided in the employment agreements.

        During the three years following the July 24, 2009 change in control transaction, any revisions to compensation that represent a material increase in compensation to senior officers must receive the approval of the Georgia Department of Banking and Finance. This regulatory review process has restricted and may continue to restrict the authority of the Committee (as defined below) to approve the payment of executive compensation as it deems appropriate. Further, the regulatory review process may delay the payment of compensation other than salary to our executive officers.

        The Company did not become the Bank's holding company until July 23, 2010, when we filed the plan of reorganization and share exchange with the Georgia Secretary of State. Before consummating the holding company reorganization, the Company did not engage in any operations other than organizational activities. As a result, any of the discussion below relating to a period before July 23, 2010 refers solely to the Bank, its management and its board of directors. Each member of the Company's board of directors also serves on the Bank's board of directors. The Bank also has three additional directors, W. Carter Bates, III, John D. Houser and Stephen W. Doughty, who do not serve on the Company's board of directors.

        In April 2010, the Committee engaged Matthews, Young & Associates, Inc. ("Matthews, Young") as an independent advisor to assist the Committee in determining and evaluating executive compensation. Matthews, Young reported directly to the Committee and assisted in the development of a management annual incentive plan and the 2011 Omnibus Equity Compensation Plan. In addition, Matthews, Young continues to provide the Committee with information on marketplace executive compensation trends, effective policy and practices and updates on regulatory and compliance issues related to executive and director compensation. Matthews, Young reports directly to the Committee and periodically meets with the Committee without management present.

        In January 2011, for administrative purposes, the board of directors combined the functions of the Compensation Committee and the Nominating Committee into one committee, the Independent Directors Committee. For ease of reference, in this Compensation Discussion & Analysis we refer to the Compensation Committee or the Independent Directors Committee, as applicable during the period discussed, as the Committee.

Overview, Philosophy and Objectives of Executive Compensation

        The following discussion of the philosophy and objectives of executive compensation refers to the basic principles endorsed by the Independent Directors Committee in its charter and generally reflects the philosophy underlying the employment agreements of the named executive officers. For the 2009 successor period, however, the Committee did not meet. The Bank's board of directors acted to the extent needed in lieu of the Committee during the 2009 successor period (when we were a private company), including approving employment agreements and amendments for the executive officers.

        Under the Independent Directors Committee's charter, the Committee has the authority described above in Corporate Governance—Committees of the Board of Directors—Independent Directors Committee regarding compensation for the named executive officers, senior management and our directors. The objectives of the Committee with respect to the compensation of our named executive officers are to encourage achievement of our long-range objectives by relating compensation to achievement of internal strategic objectives, to attract and retain talented and dedicated executives through a level of compensation that is competitive within the financial services industry and to promote a direct relationship between compensation and our performance by facilitating equity ownership.

        In 2009 and 2010, we compensated our named executive officers primarily through a combination of base salary and discretionary incentive payments in accordance with their employment agreements, which became effective when we were a private company. In 2010 and 2011, the Committee also developed the 2011 Omnibus Equity Compensation Plan for shareholder approval at the annual meeting.

Peer Group Benchmarking

        During 2009 and 2010, the Committee did not benchmark compensation against a specific peer group of financial institutions. The design of the 2011 Omnibus Equity Compensation Plan, however, takes into account the plans and practices of a broad sample of SEC reporting bank holding companies, including a review of the size of equity reserve and alternative types of equity grants for the plan. For 2011, the Committee will develop a customized peer group of comparable financial institutions as a means of providing insight into marketplace compensation practices and pay levels as well as relative levels of organizational performance.

Base Salary

        The base salary of our named executive officers is intended to provide a base level of pay for the services they provide that is competitive within the financial services industry for comparable financial institutions. We believe that the fixed annual base salaries of the named executive officers help us retain qualified executives and provide a measure of income stability to the executives, which allows them to stay focused on our business. The Summary Compensation Table reflects the base salary paid to each of our named executive officers for the successor period from July 24, 2009 through December 31, 2009 and for the year ended December 31, 2010. The executive employment agreement with each named executive officer provides that such officer's base salary will be increased based on the performance of the Bank and its compliance with regulatory standards, as determined by the board of directors.

        The base salary of each of Mr. Evans, Mr. Speight and Mr. Childers was recommended by the new management team members before the consummation of the July 24, 2009 private offering and change in control transaction and was based, in part, on each executive officer's banking experience, on their consultation with the Bank's placement agent for the offering and on discussions with potential investors. On July 24, 2009, the Bank's full board of directors formally approved their employment agreements, which set their base salaries. The base salary of Mr. Doughty was determined by the Bank to be consistent with the base salary rate of the other named executive officers other than the Chief Executive Officer. The minimum base compensation for Mr. Evans, Mr. Speight, Mr. Childers and Mr. Doughty was and is intended to allow us to maintain the continuity and focus of our management team through the consolidation of the banks we acquired from the FDIC into our operations and beyond. The base salary rates for our named executive officers for 2010 were unchanged from 2009.

Annual Incentive Payments

        Annual cash incentive compensation is an integral component of our total compensation program that links and reinforces executive decision-making and performance with our annual strategic objectives. We use this component to focus management on our most important near-term priorities (financial, operating, compliance, safety and soundness) that support our overall strategy and build shareholder value.

        The employment agreements of our named executive officers are described under Employment Agreements below. The agreements provide for the opportunity to earn up to 50% of base salary in the form of an annual cash bonus or incentive. For 2009, no formal bonus or incentive program was established and no specific performance criteria were set. The board of directors determined that the 2009 annual incentive award for each of the named executive officers would be equal to 75% of the target bonus of 50% of the annual rate of base salary, as provided in their respective employment agreements.

        The board's determination to award this annual incentive payment to each of our named executive officers for 2009 was based on its review of both objective and subjective criteria. In particular, the board of directors noted that the Bank's net income for the period beginning July 24, 2009 and ending December 31, 2009 was $18.0 million and the Bank completed the acquisition of the assets of eight failed institutions. The board of directors also took into consideration that beginning early in 2009, our named executive officers worked diligently to develop a plan to recapitalize the Bank and acquire the six failed bank subsidiaries of Security Bank Corporation. During this process, the named executive officers performed extensive due diligence on the acquisition targets, recruited new personnel, raised contingent capital from investors, negotiated the change in control transaction with prior management of the Bank, and obtained the necessary support and approval of the Bank's primary regulators. Our named executive officers performed this work before becoming members of our management team and without compensation. The annual incentive awards for 2009 were paid in 2010.

        In the fall of 2010, the Committee, with the assistance of Matthews, Young, began to develop the 2010 Executive Officer Annual Cash Incentive Plan. The purpose of the incentive plan was to allow participants (including our named executive officers) to earn incentive compensation that was tied to overall earnings in excess of pre-set thresholds and performance measured against specific pre-set objectives. In September 2010, the Committee adopted the incentive plan, subject to regulatory review and non-objection of the Georgia Department of Banking and Finance.

        In 2011, while we were still awaiting regulatory approval of the incentive plan, the Committee met to determine annual incentive awards for our named executive officers, subject to regulatory approval. In determining the awards, the Committee analyzed the following three elements outlined in the incentive plan:

  •
  pre-tax, pre-incentive earnings above a pre-set threshold which determines the maximum incentive pool that may be earned by the participants;

  •
  performance against key objectives which determines what portion of the total maximum incentive pool, as determined by pre-tax, pre-incentive earnings, may be earned; and

  •
  performance against key "take-away" objectives that may cause the total incentive awards to be reduced or eliminated.

        For 2010, pre-tax, pre-incentive earnings equivalent to an 8% after-tax return on budgeted average equity represented the starting point for determining the incentive awards. Earnings below this level would have produced no incentive pool and earnings equivalent to an 11.32% after-tax return on budgeted average equity were required to produce a total incentive pool equal to 50% of the combined salaries of the participants. Actual results materially exceeded the 11.32% return required to fund total incentives at the 50% of salary level.

        The Committee also measured performance of our named executive officers against four key objectives that encompassed critical aspects of financial and operating performance. Each objective was assigned a weight expressed as a percentage, with all objectives summing to 100%. Achievement of 100% of the objectives was required to produce a total incentive award equal to 50% of the salaries of our named executive officers. Each objective's weight indicated its relative importance and the degree to which results on that objective determined whether a portion of the incentive pool was earned. In addition, each objective was assigned a base level and a maximum level of performance. Results that were at or below the base performance level earned no incentives, while results that met or exceeded the maximum performance level were necessary to earn the total incentive. The four objectives, their relative weights and the results achieved are as follows:

Positive Performance Targets

Objective and Percentage Weight	Base Level	Maximum Level	Actual Company Result(1)	Incentive Weight Achieved
Achieve Pre-tax, Pre-Incentive Net Income (45%)(2)	$ 41,550,160	$ 59,500,000	$ 76,493,867	45%
Grow Average Core Deposits (15%)(3)	5%	10%	70.50%	15%
Maintain Efficiency Ratio of 65% or less (15%)(4)	N/A	< 65%	50.18%	15%
Manage Non-Performing Covered Assets to a Level Less Than Our FDIC Pro forma Bid (25%)(5)	$1,198,480,000	$958,745,000	$689,495,057	25%

(1)
The amounts shown in this column are derived from the Company's audited financial statements for 2010.

(2)
The target amount excludes gains and losses from sales of assets.

(3)
The target amount includes growth from 2009 until 2010 in direct deposit, NOW, money market accounts, savings accounts and certificates of deposit of less than $100,000.

(4)
The target amount excludes the effect of the special FDIC assessment.

(5)
Non-performing covered assets includes non-performing loans and other real estate owned that are covered by loss share agreements with the FDIC. For purposes of this objective, the goal was to reduce our non-performing covered assets to at least the base level. For more information regarding the terms of our loss share agreements, see our Annual Report on Form 10-K for the year ended December 31, 2010, which is included in our annual report to shareholders provided with this proxy statement.

Based on the Company's results for 2010, the Committee determined that the Company exceeded the maximum results on all four objectives described above as required to fund total incentives at the 50% of salary level.

        In addition, the incentive plan included "takeaway" objectives to add balance and additional emphasis on safety and soundness. These objectives were assigned negative percentage weights, having the effect of reducing the incentives earned if the Company failed to meet the performance requirements. These objectives and their weights are as follows:

Takeaway Performance Targets

Type of Objective	Negative Takeaway Percentage	Actual Company Result	Takeaway Percentage Applied
Maintain Liquidity of Greater Than 15%	(20)%	28.94%	0%
Limit Loan Delinquencies to 1% or Less of Average Loan Balances and Charge-offs to 0.5% or Less of Average Loans (both for loans not covered by FDIC Loss Share Arrangements)(1)	(20)%	Delinquencies - 0.03% Charge-offs - 0.01%	0%
Maintain Ratio of Tier 1 Capital to Average Total Assets of Not Less Than 10%	(100)%	12.77%	0%
Maintain Ratio of Risk-Based Capital to Risk Weighted Assets of Not Less Than 12%	(100)%	44.23%	0%

(1)
Loan delinquencies were defined for this purposes as non-covered loans 30 days or more past due.

In addition, the incentive plan permitted the Committee to decrease or eliminate the incentives that would otherwise have been earned if the Bank had failed to maintain certain regulatory standards relating to examinations and evaluations. Because the Bank met those standards, no such takeaways were triggered.

        As an example of how a "takeaway" objective was designed to work, if the ratio of Tier 1 Capital to Average Total Assets were below the level specified for the objective, then 100% of any incentives earned (based on performance on previously described objectives) would be eliminated. For 2010, the Committee determined that the Company met the performance requirements for all of the "takeaway" objectives. Therefore, no deductions from earned incentives were required.

        In addition, under the incentive plan, if we met all of the performance elements noted above (with no deductions for "takeaway" objectives) and we exceeded budgeted net income of $38.0 million by 5% or more, the Committee could create a second discretionary bonus pool. This discretionary bonus pool would be funded incrementally so that at least 75% of the net income above 105% of budgeted net income was available to the shareholders and up to 25% of net income above 105% of budgeted net income were available for the bonus pool. The eligible participants for the secondary bonus pool included our named executive officers and other key members of senior management. Under the incentive plan, the total bonus (including performance based and the secondary discretionary bonus) available to our named executive officers could not exceed 100% of each executive officer's base salary.

        For 2010, the Committee determined that each of our named executive officers met all performance elements with no deductions for "takeaway" objections and awarded a 50% performance based incentive award. In addition, because we exceeded budgeted net income by $7.5 million, which was significantly more than 5%, the Committee also awarded an additional 50% discretionary bonus to our named executive officers, for a total annual incentive award equal to 100% of each named executive officer's respective base salary. (The discretionary bonus was subsequently eliminated, as explained in the following paragraph.)

        In light of the new regulations anticipated to be adopted in 2011 under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Committee drafted the incentive plan as a 2010 plan only, with the intention of adopting a new incentive plan for 2011. Because the Georgia Department of Banking and Finance did not approve the 2010 incentive plan, it did not formally take effect. In addition, while the Georgia Department of Banking and Finance did not comment on any specific performance element in the incentive plan, it did indicate that our 2010 annual incentive awards should not exceed the 50% of base salary level provided in the employment agreements (on which the 2009 bonuses were based) for any named executive officer. In March 2011, based on discussions with the Georgia Department of Banking and Finance, the Committee revised its incentive award determinations for 2010 to exclude the discretionary bonus and set the final bonus for the named executive officers at 50% of their respective base salaries, as provided in their previously approved employment agreements.

        The Committee will review its annual incentive award measurement methods in 2011. It expects that these measurements and thresholds will continue to evolve based on market conditions, new regulations and the regulatory review process.

Other Executive Benefits

        Perquisites.    In 2010, the total value of all perquisites provided to our named executive officers was less than $10,000 per officer. Part of our compensation philosophy is to pay a competitive annual base salary and reward the achievement of our financial objectives through an annual incentive award, which allows our named executive officers to allocate their income at their discretion.

        Benefit Plans.    Our named executive officers are eligible to participate in our company-provided benefit plans and programs, including medical, life and disability plans, on the same basis as other salaried, full-time employees. Each of our named executive officers also participates in our 401(k) Plan.

Stock Ownership Guidelines

        Although we presently have no formal stock ownership guidelines in place, our compensation philosophy strongly embraces the concept that management works in the best interests of shareholders when management themselves also has an ownership stake in the Company. We intend to use the equity grant alternatives in our proposed Omnibus Equity Compensation Plan to support this philosophy. In addition, each of our named executive officers for 2010 currently own shares of stock with a value of more than five times their respective annual salaries.

Recoupment Policy

        We intend to adopt a recoupment policy, which will include provisions to comply with the "clawback" provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, after the SEC issues the applicable rules.

Summary Compensation

        The following table shows the compensation we paid for the successor period from July 24, 2009 to December 31, 2009 and for the year ended December 31, 2010 to our named executive officers. For a description of executive compensation arrangements entered into between the Bank and Mr. Evans, Mr. Speight, Mr. Childers and Mr. Doughty, please see the discussion below entitled "Executive Compensation Arrangements."

Summary Compensation Table for 2010 and 2009

Name and Principal Positions(1)	Year	Salary	Bonus(4)	All Other Compensation(5)	Total
Joseph W. Evans	2010	$400,000	$200,000	$15,018	$615,018
Chief Executive Officer/Chairman	2009	173,184	150,000	—	323,184
J. Daniel Speight(2)	2010	350,000	175,000	4,375	529,375
Chief Financial Officer/Chief Operating	2009	149,124	131,250	—	280,374
Officer/Vice Chairman
Kim M. Childers	2010	350,000	175,000	4,375	529,375
President/Chief Credit Officer/Vice Chairman	2009	149,124	131,250	—	280,374
Stephen W. Doughty(3)	2010	350,000	175,000	13,143	538,143
Executive Risk Officer and Chief Banking	2009	88,947	131,250	—	220,197
Officer

(1)
Reflects principal positions held as of December 31, 2010.

(2)
Upon Mr. Poelker's appointment on March 8, 2011 to serve as our Chief Financial Officer, Mr. Speight resigned as Chief Financial Officer of the Company and the Bank. Mr. Speight continues to serve as Chief Operating Officer and Vice Chairman of the Company and the Bank.

(3)
Mr. Doughty joined the Bank in October 2009.

(4)
We paid bonuses in March 2011 for performance by our named executive officers in 2010. Although the Committee applied the formulas provided in the 2010 Executive Officer Annual Cash Incentive Plan, it adopted the plan (subject to regulatory approval) in late September 2010, when the Company's achievement of the targets in the plan was no longer substantially uncertain. Under applicable SEC guidance, we believe that the payments under the incentive plan are properly reflected in the Bonus column rather than in a separate column entitled Non-Equity Incentive Plan Compensation.

(5)
All of the amounts shown in the All Other Compensation table are for matching 401(k) contributions. We inadvertently over-matched the 401(k) contributions of Mr. Evans and Mr. Doughty for 2010 by $2,768 and $893, respectively. We will correct this by debiting the amount of the over-match from Mr. Evans' and Mr. Doughty's respective 401(k) accounts in 2011.

Employment Agreements

        As described above, on July 24, 2009 the Bank entered into employment agreements with Mr. Evans to serve as Chief Executive Officer and Chairman, Mr. Speight to serve as Chief Financial Officer, Chief Operating Officer and Vice Chairman and Mr. Childers to serve as President, Chief Credit Officer and Vice Chairman. Each employment agreement provides for a term of three years that automatically renews each day after the effective date so that the term remains a three-year term until either party notifies the other that the automatic renewals should discontinue. Each employment agreement provides for an annual salary that is to be reviewed at least annually by the board of directors of the Bank. Under their respective employment agreements, the current annual base salaries are $400,000 for Mr. Evans and $350,000 for each of Mr. Speight and Mr. Childers. Each employment agreement also provides that the officer is eligible to receive an annual bonus of up to 50% of his respective annual base salary, as well as stock options and other benefits as they are made available for senior executives of the Bank. These benefits include business and professional association reimbursements and paid vacation.

        In September 2009, the Bank entered into amendments to the employment agreements of Mr. Evans, Mr. Speight and Mr. Childers to memorialize compliance with Section 409A of the Internal Revenue Code (the "Code") and to confirm that any termination of employment will constitute a "separation from service" within the meaning of Section 409A. These amendments were subject to regulatory non-objection from the FDIC, which we received on May 11, 2010. Each of the three executive officers and the Bank executed the amendments on May 11, 2010. In September 2010, we entered into additional amendments to the employment agreements of Mr. Evans, Mr. Speight and Mr. Childers to further clarify compliance with Section 409A. These amendments were also subject to regulatory non-objection from the FDIC, which we received on November 5, 2010. Each of the three executive officers and the Bank executed the amendments effective as of November 5, 2010.

        The Bank hired Mr. Stephen W. Doughty in October 2009 to serve as Executive Risk Officer. The board of directors approved Mr. Doughty's employment agreement on substantially the same terms and conditions as the employment agreements of Mr. Evans, Mr. Speight and Mr. Childers, as amended, subject to regulatory review and non-objection of the FDIC and the Georgia Department of Banking and Finance, under the conditions imposed on the Bank in connection with the those agencies' approval of the Interagency Change in Control filing of Mr. Evans, Mr. Speight and Mr. Childers. In March 2010, the Bank submitted to the FDIC and the Georgia Department of Banking and Finance an employment agreement for Mr. Doughty to serve as Executive Risk Officer and Chief Banking Officer. The agencies issued their non-objection on July 19, 2010 and May 12, 2010, respectively, and Mr. Doughty and the Bank formally entered into an employment agreement on July 19, 2010. Before that time, Mr. Doughty was compensated as if the employment agreement were in effect. Mr. Doughty's current annual base salary as determined under the employment agreement is $350,000, and he is also eligible to receive an annual bonus of up to 50% of his annual base salary, as well as stock options and other benefits made available for senior executives of the Bank.

        In September 2010, the Bank entered into an amendment to the employment agreement of Mr. Doughty to clarify compliance with Section 409A. This amendment was subject to regulatory non-objection from the FDIC, which we received on November 5, 2010. Mr. Doughty and the Bank executed the amendment effective as of November 5, 2010.

        In December 2010, the Bank entered into additional amendments to the employment agreements of Mr. Evans, Mr. Speight, Mr. Childers and Mr. Doughty to revise the definition of "change in control," in light of our holding company reorganization, and to clarify that the reorganization did not constitute a "change in control" event. These amendments were also subject to regulatory non-objection from the FDIC, which we received on December 2, 2010. Each of the four executive officers and the Bank executed the amendments effective as of December 2, 2010.

        On March 8, 2011, upon Mr. Poelker's appointment as Chief Financial Officer, Mr. Speight resigned as Chief Financial Officer of the Company and the Bank. Mr. Speight continues to serve as Vice Chairman and Chief Operating Officer of the Company and the Bank. In connection with Mr. Speight's resignation, Mr. Speight and the Bank entered into a fourth amendment to his employment agreement, effective March 8, 2011, to delete the provisions in the employment agreement that reference Mr. Speight's duties or responsibilities as Chief Financial Officer of the Bank. Mr. Speight continues to serve as Vice Chairman and Chief Operating Officer under the terms of the employment agreement. Under the fourth amendment, Mr. Speight and the Bank also waived any rights they might have otherwise had to assert that Mr. Speight's resignation as Chief Financial Officer constituted termination for any reason under the employment agreement.

        Each of the employment agreements provide for payments upon termination of employment, including in connection with a change in control, as described below. Each employment agreement also requires the executive officer to keep confidential Bank information and trade secrets during employment and for 12 months following termination of the employment agreement. In addition, each executive officer is subject to provisions for non-competition and non-solicitation of customers and employees of the Bank, as described below. Controversies or claims related to the employment agreements will be settled by binding arbitration, with the Bank paying the fees and expenses of the arbitration proceeding. If litigation to enforce an arbitration award is brought, the Bank will advance the executive officer reasonable fees, costs and expenses and the executive officer will reimburse the advances within 60 days of the final disposition of the matter, unless the arbitrators or court has ruled in favor of the executive officer on the merits of the substantive issues in dispute.

Potential Payments Upon Termination or Change in Control

        The employment agreements of each of Mr. Evans, Mr. Speight, Mr. Childers and Mr. Doughty have terms regarding potential payments upon termination of employment or a change in control of the Company that are substantially the same. The board of directors believes that it is important to protect these officers in the event of a change in control by providing the officers with a structured process for leaving the Bank as a result of a change in control of the Company. Further, the board believes that the interests of shareholders will be best served if the interests of executive management are aligned with them, and that providing change in control benefits should eliminate, or at least reduce, the reluctance of executive management to pursue potential change in control transactions that may be in the best interests of shareholders.

        For purposes of the benefits provided in the employment agreements, a change in control is deemed to occur, in general, if:

  •
  a person or group of persons acquires 25% or more of the Company's common stock;

  •
  within any 12-month period, individuals who, at the beginning of such period, are directors of the Company cease to constitute at least a majority of the board of directors (with certain exceptions provided, including that two-thirds of the incumbent directors may approve or recommend election of a non-incumbent director);

  •
  the shareholders of the Company approve a reorganization, merger or consolidation of the Company with respect to which shareholders of the Company immediately before such reorganization, merger, or consolidation do not immediately thereafter own more than 50% of the combined voting power of the surviving entity; or

  •
  the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party.

        If the officer chooses to terminate employment within the period commencing three months before and ending 12 months after a change in control and upon 30 days written notice, the officer is entitled to receive a severance payment in a lump sum amount equal to the (a) greater of (x) his current base salary divided by 12, or (y) his average monthly compensation; (b) multiplied by the number of months from the effective date of his termination through the unexpired portion of the term of the employment agreement or, if greater, 24. For purposes of these calculations, "average monthly compensation" means: (a) the sum of (x) the officer's then current annual base salary plus (y) his most recent annual bonus or, if greater, his average bonus for the three prior years; (b) divided by 12. In addition, the Bank will also pay the officer an amount equal to the cost of COBRA health continuation coverage for the officer and his eligible dependents for the longer of (a) the unexpired portion of the term of the employment agreement, (b) 24 months, or (c) the period during which the officer and his eligible dependents are entitled to COBRA health continuation coverage. The termination rights of the officer cited above constitute a "modified single-trigger" severance provision that was included in the form of employment agreement executed by our founding executive officers and the Bank on July 24, 2009, when we took control of the Bank. Mr. Doughty's employment agreement includes the same severance provision for consistency. We are bound by those provisions, which were included in the forms of the employment agreements provided to the investors in our July 24, 2009 private placement of common stock that raised approximately $292.1 million in gross proceeds.

        In addition, if the officer's employment is terminated (a) by the Bank other than for "cause," or (b) by the officer for "cause," the officer will be entitled to receive a severance payment in a lump sum amount equal to (A) the greater of (x) his current base salary divided by 12, or (y) his average monthly compensation (as defined above); (B) multiplied by 12. For purposes of the employment agreements, "cause" is generally defined to mean the following:

        With respect to termination of the officer by the Bank:

  •
  a material breach of the terms of the employment agreement by the officer;

  •
  conduct by the officer that constitutes fraud, dishonesty, gross malfeasance of duty or conduct grossly inappropriate to the officer's office and is demonstrably likely to lead to material injury to the Bank or which results in direct or indirect personal enrichment of the officer, as confirmed by a vote of the board of directors following written notice and an opportunity to be heard by the board of directors;

  •
  conduct resulting in the conviction of the officer of a felony; or

  •
  conduct that results in the permanent removal of the officer from his position as on officer of the Bank under a written order by any regulatory agency.

        With respect to termination by the officer:

  •
  a material diminution in the powers, responsibilities, duties or total compensation of the officer;

  •
  the failure of the board of directors of the Bank to maintain the officer's appointment to his role as officer, the Bank's non-renewal of the employment agreement, or the failure of the shareholders of the Bank to elect the officer as a director of the Bank; or

  •
  a material breach of the employment agreement by the Bank.

        With respect to termination by the officer for cause, the officer must give 30 days written notice to the Bank, other than for failure of the board of directors to maintain the officer's appointment or non-renewal of the employment agreement.

        In addition, if the officer's employment is terminated by the Bank other than for "cause" or by the officer for "cause," as described above, the officer will also be entitled to receive an amount equal to the cost of COBRA health continuation coverage costs for the officer and his eligible dependents for the longer of 12 months or the period during which the officer and his eligible dependents are entitled to COBRA health continuation coverage from the Bank.

        The employment agreements also provide that during the term of each officer's employment and for 36 months following his termination of employment, the officer agrees not to compete with the Bank within designated counties in Georgia. In addition, during the term of each officer's employment and for 24 months following his termination of employment, the officer agrees not to solicit any of the Bank's customers with whom he had material contact or employees of the Bank. The agreement not to compete and not to solicit customers or employees does not apply if:

  (a)
  the Bank terminates the officer's employment without "cause";

  (b)
  the executive terminates his employment in connection with a change in control of the Company; or

  (c)
  the officer terminates his employment for "cause."

        For at least 12 months following the termination of the employment agreement, the officer will not disclose the Bank's confidential information and will protect the Bank's trade secrets for so long as permitted by applicable law.

        The employment agreements also provide that if the payments on termination of employment would constitute a "parachute payment" as defined in Code Section 280G, the officer shall receive the total payments made under the employment agreement; provided, if the after-tax amount retained by the officer after taking into account the excise taxes would have a lesser aggregate value than the after-tax amount retained by the officer if the total payments were reduced so that no Code Section 280G taxes would be incurred, the officer will receive reduced payments. Under the employment agreement, the officer has agreed to provide post-termination personal services to the Bank for payments which might otherwise be designated "parachute payments" to the extent needed to comply with Code Section 280G and to avoid excise taxes under Code Section 4999.

        The employment agreements provide for automatic termination of the agreement upon death and permanent disability. Permanent disability is defined as a condition providing for payments under any long-term disability coverage provided by the Bank, or in the absence of such coverage, when the officer is unable to perform the material aspects of his duties for at least 180 days. Upon termination for permanent disability, the officer is paid average monthly compensation for each full month until long term disability benefits become payable, or if longer, six months.

        The employment agreements are intended to comply with Code Section 409A, including any applicable exemption under Code Section 409A. If an officer is a "specified employee" (within the meaning of Code Section 409A) when the officer separates from service with the Bank, any deferred compensation subject to Code Section 409A will be paid on the first day of the seventh month following the termination of employment, unless an exemption is otherwise available.

        The following table summarizes the potential post-employment payments due to the officers with employment agreements upon termination from the Bank or a change in control of the Company assuming those events occurred on the last business day of the last fiscal year.

Name	Benefit(1)	Change in Control and Voluntary Termination by Officer(2)	Termination Without "Cause" by Bank	Termination For "Cause" by Officer	Permanent Disability
Joseph W. Evans	Cash compensation—lump sum multiple (12, or up to 36 if a change in control) of monthly compensation(3)	$1,800,000	$600,000	$600,000	$275,500
	Post-termination health continuation payments for up to 18 months (up to 36 months if a change in control)(4)	23,587	11,794	11,794
J. Daniel Speight	Cash compensation—lump sum multiple (12, or up to 36 if a change in control) of monthly compensation(3)	1,575,000	525,000	525,000	240,625
	Post-termination health continuation payments for up to 18 months (up to 36 months if a change in control)(4)	16,037	8,018	8,018
Kim M. Childers	Cash compensation—lump sum multiple (12, or up to 36 if a change in control) of monthly compensation(3)	1,575,000	525,000	525,000	240,625
	Post-termination health continuation payments for up to 18 months (up to 36 months if a change in control)(4)	16,035	8,018	8,018
Stephen W. Doughty	Cash compensation—lump sum multiple (12, or up to 36 if a change in control) of monthly compensation(3)	1,575,000	525,000	525,000	240,625
	Post-termination health continuation payments for up to 18 months (up to 36 months if a change in control)(4)	18,982	9,491	9,491

(1)
Benefit amounts are expressed as a single amount, even if paid over time. Any delay of payment required to comply with Code Section 409A has been ignored for purposes of this table. Benefit amounts do not include any benefits available generally to all salaried employees.

(2)
Upon the officer's termination of employment on account of a change in control under the terms of the employment agreement, the amounts reported could be reduced if such reduced amount would provide a greater value to the officer after taking into account Code Section 4999 excise taxes and other taxes. For purposes of this table, only the maximum amounts are shown.

(3)
Based on average monthly compensation as determined by dividing the sum of the officer's current base salary and his most recently paid incentive compensation as of December 31, 2010 by 12. The remaining term of the employment agreement used is three years, assuming that no notice of non-renewal has been given by either party.

(4)
The COBRA health continuation coverage rate for an employee and family (based on each employee's age) in effect at December 31, 2010 was multiplied by the number of months over which the amount would be paid.

Compensation Committee Interlocks and Insider Participation

        Presently, the members of our Independent Directors Committee (which functions as our Compensation Committee) are: James R. Balkcom, Jr. (Chairman), Archie L. Bransford, Jr., Virginia A. Hepner and John Thomas Wiley, Jr. These directors also made up our Compensation Committee in 2010, with the addition of W. Carter Bates, III, who resigned from the Company's board of directors effective March 1, 2011. None of the members of the Independent Directors Committee (or our former Compensation Committee) was an officer or employee, or former officer or employee of the Company or the Bank during 2010. In addition, none of these individuals had any relationship requiring disclosure under "Certain Relationships and Related Transactions," with the exception of Mr. Bates as disclosed below.

        W. Carter Bates, III served as one of our directors during 2010. He resigned from the board on March 1, 2011, but continues to serve as a director of the Bank. Mr. Bates is a partner in the law firm of James, Bates, Pope & Spivey LLP, which provides various legal services to us. For the year ended December 31, 2010, we paid James, Bates, Pope & Spivey LLP approximately $2.1 million in fees and expenses for legal services. We believe that the terms of this related party transaction are no less favorable than could be obtained from an unaffiliated party.

Director Compensation

        Our bylaws permit our directors to receive compensation as determined by the board of directors. We do not pay our employee-directors compensation for their service as directors. We pay our non-employee directors a fee of $10,000 per quarter, which is payable in advance and prorated for the number of months the individual serves as a director. We reimburse our non-employee directors for reasonable expenses incurred in connection with serving as a director. The following table provides the fees we paid to our directors for the year ended December 31, 2010.

Director Compensation for 2010

Name	Total Fees Earned or Paid in Cash ($)
James R. Balkcom, Jr.	40,000
W. Carter Bates, III(1)	40,000
Archie L. Bransford, Jr.	40,000
Kim M. Childers	—
Joseph W. Evans	—
Virginia A. Hepner(2)	10,000
J. Daniel Speight	—
J. Thomas Wiley, Jr.(3)	20,000

(1)
Mr. Bates resigned from the Company's board of directors effective March 1, 2011.

(2)
Ms. Hepner was appointed as a director in September 2010.

(3)
Mr. Wiley was appointed as a director on July 28, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own beneficially more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of the forms they file. To our knowledge, no person beneficially owned more than 10% of our common stock during 2010. Based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2010, our directors and executive officers complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Other than the relationship with W. Carter Bates, III described under Compensation Committee Interlocks and Insider Participation, there are no transactions since January 1, 2010 to which the Company has been a party, in which the amount involved in the transaction exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial holders of more than 5% of our common stock had or will have a direct or indirect material interest.

        We conduct a review of all related person transactions for potential conflict of interest situations on an ongoing basis, and the Audit Committee must approve all such transactions. For purposes of this review, related person transactions include all transactions that are required to be disclosed under SEC regulations.

        In addition, the Bank is subject to the provisions of Section 23A of the Federal Reserve Act, which limits the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and the amount of advances to third parties collateralized by the securities or obligations of affiliates. The Bank is also subject to the provisions of Section 23B of the Federal Reserve Act, which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies. Our policy is not to make loans and enter into other banking transactions in the ordinary course of business with our directors and officers and their affiliates.

 PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The SEC Rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act require us to give shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executives officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

        As described in greater detail in the section entitled "Compensation Discussion and Analysis," we seek to align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We believe that our compensation policies and procedures are competitive, focused on pay for performance principles and strongly aligned with the interests of our shareholders. We also believe that both the Company and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a "Say-on-Pay" proposal, gives you as a shareholder the opportunity to express your views regarding the compensation for the named executive officers by voting to approve or not approve that compensation as described in this proxy statement.

        This vote is advisory, which means that it is not binding on us, the board of directors or the Independent Directors Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

        The board asks our shareholders to vote in favor of the following resolution at the annual meeting:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the 2011 Annual Meeting of Shareholders under the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion in the proxy statement, is hereby APPROVED."

        The board of directors recommends that you vote FOR the approval of the resolution related to the compensation of our named executive officers.

 PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act also requires us to give shareholders the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should conduct an advisory Say-on-Pay vote. Shareholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years. Shareholders also may abstain from casting a vote on this proposal.

        After careful consideration, the board of directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time, and the board recommends that shareholders vote for future advisory votes on executive compensation to occur EVERY YEAR. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the board of directors recognizes that executive compensation disclosures are made annually. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters (including our practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Audit Committee's selection of independent auditors) and our executive compensation philosophy, policies and practices.

        This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the board of directors. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the board's recommendation. Although the voting results are non-binding, the board and the Independent Directors Committee will carefully review them. Notwithstanding the board's recommendation and the outcome of the shareholder vote, the board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

        The board of directors recommends that you vote to conduct future advisory votes on executive compensation EVERY YEAR.

 PROPOSAL 4—APPROVAL OF 2011 OMNIBUS EQUITY COMPENSATION PLAN

General

        On January 26, 2011, the board of directors approved the State Bank Financial Corporation 2011 Omnibus Equity Compensation Plan (the "2011 Plan"), subject to shareholder approval at the 2011 annual meeting. The board of directors believes that it is in the best interests of the Company and its shareholders to adopt the 2011 Plan. The purposes of the 2011 Plan are to encourage individuals to continue in the long-term service of the Company and its affiliates, to attract outstanding individuals, to retain and motivate them and to align the interests of the individuals with the interests of our shareholders by relating incentive compensation to increases in shareholder value. This section of the proxy statement provides a summary of the material terms of the 2011 Plan. This summary should be read with and is subject to the specific provisions of the 2011 Plan, the full text of which is provided as Appendix A to this proxy statement.

        We are asking shareholders to approve the 2011 Plan:

  (a)
  to qualify stock options as incentive stock options ("ISOs") for purposes of Section 422 of the Code;

  (b)
  to qualify certain compensation under the 2011 Plan as performance-based compensation for purposes of Section 162(m) of the Code; and

  (c)
  to comply with the listing requirements of The NASDAQ Stock Market.

Key Features of the 2011 Plan

        The 2011 Plan contains features that the board of directors believes are consistent with the interests of shareholders and sound governance principles. These features include the following:

  •
  Flexibility and Performance Ties.  The variety of equity and cash awards permitted under the 2011 Plan affords flexibility with respect to the design of long-term incentives that are responsive to evolving regulatory changes and compensation best practices and that can incorporate tailored, performance-based measures.

  •
  No Discount Options.  Stock options (or stock appreciation rights ("SARs")) may not be granted or awarded with a then-established exercise price of less than the fair market value of our common stock on the date of grant or award.

  •
  No Repricings.  The repricing (that is, lowering the exercise price) of stock options and stock appreciation rights is prohibited without the approval of shareholders. This prohibition applies both to repricings that involve the lowering of the exercise price of a stock option or stock appreciation right as well as repricings that are accomplished by canceling an existing award and replacing it with a lower priced award.

  •
  Independent Directors Committee Oversight.  The Company's Independent Directors Committee, which serves as our compensation committee, will administer the 2011 Plan. The Independent Directors Committee is composed solely of non-employee, independent directors.

  •
  Performance-Based Compensation.  The 2011 Plan is structured to permit awards that satisfy the performance-based compensation requirements of Section 162(m) of the Code so as to enhance deductibility of compensation provided under the 2011 Plan.

  •
  Clawback Provisions.  The 2011 Plan conditions payment of awards on compliance with the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Awards may be forfeited or repaid to us under these laws.

Eligibility

        The persons who are eligible to receive awards under the 2011 Plan are employees and directors of the Company or of any affiliates (generally, affiliates under the 2011 Plan are subsidiaries of the Company, including the Bank), and individuals providing consulting services to the Company or any affiliate, provided that ISOs may not be granted to anyone who is not an employee of the Company or an affiliate. As of December 31, 2010, the Company and the Bank had approximately 473 full-time employees and 22 part-time employees for a total of 495 employees.

New Plan Benefits

        The specific individuals who will be granted awards under the 2011 Plan ("participants") and the type and amount of any such awards will be determined by the Committee (as defined below), subject to annual limits on the maximum amounts that may be awarded to any individual, as described below. Accordingly, future awards to be received by or allocated to particular individuals under the 2011 Plan are not presently determinable.

Selection of Participants

        The Committee will select participants who are performing or who will perform vital services in the management, operation and development of the Company or an affiliate, and significantly contribute, or are expected to significantly contribute, to the achievement of the Company's long-term corporate economic objectives. Each participant will, if required by the Committee, enter into an agreement with the Company, in such form as the Committee determines and which is consistent with the provisions of the 2011 Plan, specifying the terms, conditions, rights and duties for the award. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, and that date will be the date of any related agreement with the participant. In the event of any inconsistency between the provisions of the 2011 Plan and any such agreement, the provisions of the 2011 Plan will govern.

Administration

        The Independent Directors Committee of our board of directors (the "Committee") will administer the 2011 Plan. The Committee must be constituted at all times so as to permit the Plan to be administered by "non-employee directors" (as defined in Rule 16b-3 promulgated by the SEC) and "outside directors" (as defined in IRS regulations adopted under Section 162(m) of the Code) and to satisfy such additional regulatory or listing requirements as the board may determine to be applicable or appropriate. Grants of awards to directors must be made by the full board of directors, and the full board of directors will be the committee with respect to those awards. Otherwise, unless specified by the board of directors, the Committee will be the Independent Directors Committee.

        Subject to the terms and conditions of the 2011 Plan and the individual award agreements, the Committee will have the authority and discretion to:

  (a)
  grant awards;

  (b)
  select eligible individuals who will receive awards under the 2011 Plan;

  (c)
  determine the time or times of receipt of awards;

  (d)
  determine the types of awards and the number of shares covered by the awards;

  (e)
  determine the terms, conditions, restrictions and performance goals relating to any award;

  (f)
  determine whether, to what extent, and under what circumstances an award may be settled, canceled, forfeited, exchanged or surrendered;

  (g)
  construe and interpret the 2011 Plan and any award;

  (h)
  prescribe, amend and rescind rules and procedures relating to the 2011 Plan;

  (i)
  determine the terms and provisions of awards and other agreements;

  (j)
  appoint designees or agents (who need not be members of the Committee or employees of the Company) to assist the Committee with the administration of the 2011 Plan; and

  (k)
  make all other determinations deemed necessary or advisable for the administration of the 2011 Plan.

        Further, the Committee shall, in its absolute discretion, and without amendment to the 2011 Plan, have the power to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under the 2011 Plan. The Committee may not, however, have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if that discretion would cause the award not to so qualify. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2011 Plan, or in any agreement entered into hereunder, in the manner and to the extent it shall deem expedient, and it shall be the sole and final judge of such inconsistency.

Shares Subject to the 2011 Plan and Limits on Awards

        The maximum number of shares that may be delivered to participants and their beneficiaries under the 2011 Plan may not exceed 3,160,000 shares of our common stock, subject to adjustment as described below. Any shares subject to an award that expires or is forfeited, cancelled, surrendered or terminated without issuance of shares (including shares attributable to awards settled in cash) will again be available for awards under the 2011 Plan. Shares used for awards under the 2011 Plan may be shares currently authorized but unissued or that we currently hold or subsequently acquire as treasury shares, including shares purchased in the open market or in private transactions. To the extent provided by the Committee, an award under the 2011 Plan may be settled in cash rather than common stock.

        The following additional limits apply to awards under the 2011 Plan:

  (a)
  no more than 3,160,000 aggregate shares of common stock may be delivered to participants and their beneficiaries with respect to ISOs;

  (b)
  the maximum number of shares of common stock that may be covered by options, SARs, restricted stock, restricted stock units or performance awards granted to any one participant in any one calendar year is 3,160,000; and

  (c)
  the maximum amount of cash awards intended to be "performance-based compensation" payable to any one participant for any calendar year will be $1,000,000.

        The closing price of a share of our common stock on April 12, 2011 was $17.00 per share.

Adjustments

        If the Company at any time increases or decreases the number of its outstanding shares of common stock or changes in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon those shares payable in stock or rights to acquire stock, or through a stock split, reverse stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the common stock, then in relation to the common stock that is affected by one or more of the above events, the Committee will equitably and proportionally adjust the numbers, rights and privileges of the following, in each case, to take into account the occurrence of any of the events listed above:

  (a)
  the number and kind of shares of common stock or other property (including cash) that may thereafter be issued;

  (b)
  the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards;

  (c)
  the exercise price, grant price or purchase price relating to any award;

  (d)
  the performance goals; and

  (e)
  the individual limitations applicable to awards.

The Committee's determinations will be final and binding upon all parties.

Types of Awards

        The types of awards that the Committee may grant to participants under the 2011 Plan are described below.

Stock Options

        The Committee may grant ISOs or non-qualified stock options under the 2011 Plan. A stock option gives the participant the right to purchase shares of common stock at an exercise price determined under the option. ISOs are options that are intended to satisfy the requirements of Section 422 of the Code and may only be granted to employees of the Company and its affiliates, including the Bank. The exercise price for an option cannot be less than the fair market value of a share of common stock on the date the option is granted. The Committee may grant options in tandem with SARs, in which case the exercise price of the option and SAR will be the same, and the exercise of the option or SAR with respect to a share will cancel the corresponding tandem SAR or option, as applicable, with respect to that share. No option will be backdated, and each option will be dated the actual date that the Committee adopts the resolution awarding the grant of the option. Once granted, an option cannot be modified, extended or renewed in any way that would cause it to be subject to Code Section 409A.

        Options granted under the 2011 Plan will be exercisable in accordance with the terms established by the Committee. Each option agreement will state the period of time, determined by the Committee, within which the participant must exercise the option, and that period must end not more than ten years from the date an option is granted. Each option will be subject to a period or periods of time within which each option or portion thereof will first become exercisable. The Committee, in its discretion, will determine the vesting period(s) for each option upon grant and, with the discretion of the Committee, may accelerate or shorten any vesting period or the event(s) that result in acceleration of vesting.

        The exercise price of an option will generally be payable (x) in cash or cash equivalents; (y) in shares of common stock valued at fair market value as of the date of exercise (provided that the holder of those shares must have held them for at least six months before the date of exercise); or (z) in a combination of the methods described in clauses (x) and (y). The option holder must pay the exercise price in full at the time of exercise and also make appropriate arrangements with the Company to provide for not less than the minimum amount of tax withholding required by law. If the participant uses shares of stock to pay all or part of the aggregate exercise price, the Company will issue and deliver to the participant the additional shares of stock, in excess of the aggregate exercise price or portion thereof paid using shares of stock, to which the participant is entitled as a result of the option exercise.

        Except for adjustments to shares in connection with corporate transactions or as approved by our shareholders, the exercise price of an option cannot be decreased after the date of grant, and no option may be surrendered in consideration for the grant of a replacement option at a lower exercise price. The Company's shareholders must approve any repricing of options.

        If the Company's or the Bank's capital falls below the minimum regulatory requirements or below a higher requirement as determined by the Company's or the Bank's primary bank regulatory agency, the agency may direct the Company to require participants to exercise or forfeit some or all of their options. All options granted under the 2011 Plan are subject to the terms of any such directive.

Stock Appreciation Rights

        The Committee may grant SARs under the 2011 Plan. An SAR entitles the participant to receive the amount (in cash or stock) by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee. The exercise price of an SAR cannot be less than the fair market value of a share of common stock on the date the SAR is granted. The Committee may grant SARs in tandem with options, in which case the exercise price of the SAR and option will be the same, and the exercise of the SAR or option with respect to a share will cancel the corresponding tandem option or SAR, as applicable, with respect to that share. Once granted, an SAR cannot be modified, extended or renewed in any way that would cause it to be subject to Code Section 409A.

        SARs granted under the 2011 Plan will be exercisable in accordance with the terms established by the Committee, which terms and conditions need not be uniform but may not be inconsistent with the terms of the 2011 Plan. Freestanding SARs will generally be subject to terms and conditions substantially similar to those described for options, including the requirements regarding general adjustment rules, minimum price, duration and prohibition on repricing.

Stock Awards

        The Committee may grant stock awards under the 2011 Plan. A "stock award" is the grant of one or more shares of common stock or a right to receive one or more shares of common stock in the future (including restricted shares and restricted share units).

        When the Committee makes an award of restricted stock or restricted stock units, the Committee will establish the terms and conditions applicable to the award, including the period of time (the "restriction period") and attainment of performance goals during which certain restrictions the Committee establishes will apply to the award. Each award, and designated portions of the same award, may have a different restriction period, at the discretion of the Committee. Except as permitted under the 2011 Plan in connection with a change in control, the restriction period applicable to a particular award will not be changed. Restricted stock or restricted stock units may or may not be subject to Code Section 409A, and the terms will reflect whether Code Section 409A applies.

        Participants shall have the right to enjoy all shareholder rights during the restriction period except that:

  (a)
  the participant will not be entitled to delivery of the stock certificate until the restriction period has expired;

  (b)
  the participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the restriction period;

  (c)
  a breach of the terms and conditions established by the Committee with respect to the restricted stock will cause a forfeiture of the restricted stock and any dividends withheld on that stock; and

  (d)
  as a condition to the grant of an award of restricted stock, the Committee may specify whether any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2011 Plan.

Unless otherwise determined by the Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

        Settlement of an award of restricted stock units will occur upon expiration of the deferral period specified for that restricted stock unit by the Committee (or, if permitted by the Committee, as elected by the participant). In addition, restricted stock units will be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Restricted stock units will be satisfied by the delivery of cash or stock in the amount equal to the fair market value of the specified number of shares of stock covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

        The Committee is authorized to grant shares as a bonus, or to grant shares or other awards in lieu of obligations to pay cash or deliver other property under the 2011 Plan or under plans or compensatory arrangements.

Dividend Equivalents

        The Committee is authorized to grant "dividend equivalents" to a participant, entitling the participant to receive cash, common stock, other awards or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments. The Committee may award dividend equivalents on a freestanding basis or in connection with another award. The Committee may provide that dividend equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional common stock, awards, or other investment vehicles, and subject to risk of forfeiture, as the Committee may specify.

Performance Awards

        An income tax deduction for us will generally be unavailable for annual compensation in excess of $1 million paid to the Chief Executive Officer or any of the three most highly compensated officers (other than the Chief Financial Officer under current guidance). Amounts that constitute "performance-based compensation," however, are not counted toward the $1 million limit.

        The Committee will establish performance goals for any award within the time period prescribed by Code Section 162(m) based on one or more of the following performance criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Company, any affiliate or a division, region, branch, department or function within the Company or any affiliate:

  (a)
  revenue;

  (b)
  profits, including net profit, gross profit, operating profit, economic profit, profit margins, or other corporate profit measures, whether before or after taxes;

  (c)
  earnings, including earnings per share or other corporate earnings measures;

  (d)
  net income, before or after taxes, operating income or other income measures;

  (e)
  net interest margin;

  (f)
  growth measures including deposits, loans, total assets, earnings assets, market share, capital or other financial or market measures;

  (g)
  asset/credit quality measures including nonperforming assets/assets, charge-offs/average loans, past dues/average loans, Texas Ratio, or other measures reported to regulatory agencies or tracked by the Company;

  (h)
  cash, including cash flow, cash generation or other cash measures;

  (i)
  stock price or performance;

  (j)
  total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price);

  (k)
  economic value added;

  (l)
  return measures, including, but not limited to, return on assets, capital, equity, investments on sales, cash flow return on assets, capital equity, or sales;

  (m)
  market share;

  (n)
  improvements in capital structure;

  (o)
  expenses, including expense management, expense ratio, expense efficiency ratios or other expense measures;

  (p)
  business expansion or consolidation, acquisition and divestitures;

  (q)
  productivity measures;

  (r)
  cost reduction measures; and

  (s)
  strategic plan development and implementation.

        In each case, performance goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparative companies or a published or special index, or a stock market index, all as deemed appropriate by the Committee. The performance goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. The Committee will determine each of the foregoing performance targets in accordance with generally accepted accounting principles, and achievement of performance targets will be subject to certification by the Committee. The Committee will have the authority, however, to exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual, special or non-recurring events and the cumulative effects of tax or accounting principles as identified in financial results filed with or furnished to the SEC.

        The Committee will designate the performance goals in writing not later than 90 days following the start of a performance period (but in no event after 25% of the performance period has elapsed), provided the outcome of the selected performance goals is substantially uncertain at that time. Notwithstanding any other provision of the 2011 Plan, payment or vesting of any performance award will not be made until the applicable performance goals have been satisfied and any other material terms of the award were in fact satisfied. The Committee will certify in writing the attainment of each performance goal. Notwithstanding any provision of the 2011 Plan to the contrary, with respect to any performance award, (a) the Committee may not adjust, downwards or upwards, any amount payable or other benefits granted, issued, retained and/or vested pursuant to such an award on account of satisfaction of the applicable performance goals and (b) the Committee may not waive the achievement of the applicable performance goals, except in the case of the participant's death or permanent disability, or a change of control.

        The Committee will determine the terms and conditions applicable to any performance award, which may include restrictions on the delivery of stock payable in connection with the performance award and restrictions that could result in the future forfeiture of all or part of any stock earned. The Committee may provide that shares of stock issued in connection with a performance award be held in escrow and/or legended. Performance awards may or may not be subject to Code Section 409A. Generally, performance awards will under no circumstances become earned or have any value whatsoever for any participant who is not in the employ of the Company or its affiliates continuously during the entire performance period for which the performance award was granted.

Effect of Termination of Employment, Death or Disability

        For each award, the Committee has the discretion to provide how the award will be treated upon the termination of employment, death or disability of a participant, including pro-ration or full payout.

Termination of Employment

        Generally, the treatment of an award upon a termination of employment or any other service relationship by and between a participant and the Company or an affiliate will be specified in the agreement controlling the award.

Termination for Cause

        The 2011 Plan provides that awards are voided upon termination for "cause." See the section entitled "Potential Payments Upon Termination or Change in Control" in this proxy statement for a description of when we may terminate the named executive officers for "cause." If "cause" is defined in a participant's employment or consulting agreement, that definition is used. Otherwise, the 2011 Plan defines "cause" as:

  (a)
  a material breach of any employment or consulting agreement;

  (b)
  conduct by the participant that constitutes fraud, dishonesty, gross malfeasance of duty or conduct grossly inappropriate to the participant's office and is reasonably likely to lead to material injury to the Company, including its business reputation, or resulted or was intended to result in direct or indirect gain to or personal enrichment of the participant;

  (c)
  conduct resulting in conviction, plea of guilty or nolo contendere with respect to a felony; or

  (d)
  conduct that results in the permanent removal of the participant in his position as an officer or employee on account of a written order by any regulatory agency.

If the Company's employment of the participant is terminated for cause, as determined by the Committee, all awards to the participant will thereafter be void for all purposes.

Effect of Termination on Performance Awards

        Generally, each performance award will state that it is subject to the condition that the participant has remained an eligible person from the date of grant until the applicable vesting date as follows:

  (a)
  If the participant voluntarily leaves the employment of the Company or an affiliate, or if the employment of the participant is terminated by the Company for cause or otherwise, any performance award to the participant not previously vested will thereafter be void and forfeited for all purposes.

  (b)
  Unless otherwise provided in the performance award agreement, a participant will become vested in all performance awards that have met the performance goals within the performance period on the date the participant retires, on the date the participant dies while employed by the Company or on the date the participant terminates service with the Company and the affiliates due to permanent disability while employed by the Company. The participant will not become entitled to any payment that may arise due to the occurrence of a performance goal after the participant dies, terminates service due to permanent disability or retires. If the participant dies before receiving payment, the payment shall be made to those entitled under the participant's will or, if there is no will, to the participant's estate.

Forfeiture Provisions

        Generally, if a participant terminates employment during a restriction period for the participant's restricted stock or restricted stock units, those awards will be forfeited; provided, however, that the Committee may provide in the award agreement for proration or full payout in the event of (a) death, (b) permanent disability, (c) retirement, or (d) any other circumstances the Committee may determine.

Change of Control

        The Committee may provide in the terms of any agreement applicable to any award the vesting, payment, attainment of performance goals, or other effects on an award, if any, in the event of the occurrence of a change of control of the Company. To the extent that any award is subject to Code Section 409A, the award shall contain appropriate provisions to comply with Code Section 409A.

        In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of an agreement applicable to any award or by resolution adopted prior to the occurrence of a change of control, that any outstanding award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the change of control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of common stock, or, if higher, the highest fair market value of a share of common stock during the 30 consecutive business days immediately before the closing date or expiration date of such transaction, less the per share exercise price or grant price of SARs, as applicable to the award, multiplied by the number of shares subject to such award, or the applicable portion thereof.

        The 2011 Plan generally defines "change of control" as the first to occur of any one of the following events:

  (a)
  the acquisition by any person or persons acting in concert of the then outstanding voting securities of the Company, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote more than 25% of any class of voting securities of the Company;

  (b)
  within any 12-month period (beginning on or after January 7, 2010) the persons who were directors of the Company immediately before the beginning of such 12-month period (the

    "incumbent directors") shall cease to constitute at least a majority of the board; provided that any director who was not a director as of January 7, 2010 shall be deemed to be an incumbent director if that director was elected to the board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as incumbent directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an incumbent director;

  (c)
  the approval by the shareholders of the Company of a reorganization, merger or consolidation, with respect to which persons who were the shareholders of the Company immediately before that reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

  (d)
  the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party.

No Repricing

        Except as approved by our shareholders or as adjusted for corporate transactions described above, the exercise price of an option or SAR may not be decreased after the date of grant nor may an option or SAR be surrendered to us as consideration for the grant of a replacement option or SAR with a lower exercise price.

Recoupment Policy

        The Company intends to adopt a recoupment policy, which will include provisions to comply with the "clawback" provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, after the SEC issues the applicable rules. The 2011 Plan includes provisions that awards will comply with those laws.

Tax Withholding

        All awards and other payments under the 2011 Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares which the participant already owns or to which a participant is otherwise entitled under the 2011 Plan. Previously-owned shares that the participant has held or shares to which the participant is entitled under the 2011 Plan, however, may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

Amendment and Termination

        The 2011 Plan will terminate on January 26, 2021, the tenth anniversary of the effective date of the 2011 Plan, provided that the 2011 Plan will remain in effect as long as any shares awarded under it remain outstanding. No new awards can be made under the 2011 Plan on or after January 26, 2021.

        The Committee or the board may at any time terminate, and from time to time may amend or modify the 2011 Plan, and the Committee or the board may, to the extent permitted by the 2011 Plan, from time to time amend or modify the terms of any award granted, including any award agreement, in each case, retroactively or prospectively. Notwithstanding that authority:

  (a)
  no amendment or modification of the 2011 Plan may become effective without approval of the amendment or modification by the Company's shareholders if shareholder approval is required to enable the 2011 Plan to satisfy any applicable statutory or regulatory requirements, unless the Company, on the advice of outside counsel, determines that shareholder approval is not necessary;

  (b)
  no amendment will be made to the provisions of the 2011 Plan relating to prohibitions on repricing without the approval of our shareholders; and

  (c)
  no amendment, modification, or termination of the 2011 Plan or any award shall adversely affect the previously accrued material rights or benefits of a participant under any outstanding award under the Plan, without the participant's consent, except to the extent necessary to avoid a violation of Code Section 409A or the board or the Committee determines, on advice of outside counsel or the Company's independent accountants, that such amendment or modification is required for the Company, the 2011 Plan, or the award to satisfy, comply with or meet the requirements of any law, regulation, listing rule or accounting standard applicable to the Company.

        We intend that, to the extent that any provisions of the 2011 Plan or any awards granted under the 2011 Plan are subject to Code Section 409A (relating to nonqualified deferred compensation), the 2011 Plan and the awards comply with the requirements of Code Section 409A. We further intend that the 2011 Plan and awards will be administered in good faith in accordance with those requirements and that the Committee will have the authority to amend any outstanding awards to conform to the requirements of Code Section 409A. Neither we nor any of our affiliates, however, guarantees that awards under the 2011 Plan will comply with Code Section 409A, and the Committee is under no obligation to make any changes to any awards to cause such compliance. If our action or inaction causes an award to violate Code Section 409A, as determined by the Committee, we will pay an additional amount to the participant (or beneficiary) equal to the additional income tax imposed under Code Section 409A on the participant, plus any taxes on this additional payment.

Transferability

        Except as otherwise determined at any time by the Committee as to any awards other than ISOs, no right or interest of any participant in an award granted pursuant to the 2011 Plan will be assignable or transferable during the participant's lifetime, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise. The Committee may, however, permit further transferability of awards other than ISOs, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable restriction period, provided that no award may be transferred for value or other consideration without first obtaining approval of the shareholders of the Company.

        If a participant dies, a participant's rights and interests in any award as provided in an award agreement will be transferable by testamentary will or the laws of inheritance. The Company will pay any entitlements due under the 2011 Plan to the participant's legal representatives or heirs.

        If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the 2011 Plan is disabled from caring for his or her affairs because of mental condition, physical condition, or age, payment due that person may be made to, and those rights shall be exercised by, such person's guardian, conservator or other legal personal representative.

        With respect to an option that is not intended to qualify as an ISO, the Committee may grant the option or amend an outstanding option to provide that the option is transferable or assignable to a member or members of the participant's "immediate family" as that term is defined in SEC Rule 16a-1(e), or to a trust for the benefit solely of a member or members of the participant's immediately family, or to a partnership or other entity whose only owners are members of the participant's immediate family, provided the instrument of transfer is approved by the Committee. Options so transferred are not again transferable other than by will or by the laws of inheritance, and that following any such transfer or assignment the option will remain subject to substantially the same terms applicable to the option while held by the participant, as modified as the Committee determines is appropriate, and the transferee will execute an agreement agreeing to be bound by such terms.

United States Federal Income Tax Consequences

        This section is a brief description of the U.S. Federal income tax treatment that will generally apply to awards under the 2011 Plan to U.S. taxpayers based on current U.S. Federal income tax laws and regulations presently in effect, which are subject to change, and it does not purport to be a complete description of the Federal income tax aspects of the 2011 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2011 Plan. We recommend that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

        Under present U.S. Federal income tax laws, awards granted under the 2011 Plan generally will have the following tax consequences:

Non-Qualified Options

        The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of those shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        The exercise of a non-qualified stock option through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

Incentive Stock Options

        The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined in Section 424 of the Code) during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant is disabled, as that term is defined in the Code).

        The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired by exercising an ISO, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

        If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such stock, then, upon disposition of those shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to any deduction for Federal income tax purposes. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

        If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to us, when the shares are disposed, in an amount equal to the lesser of (x) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (y) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income and will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights

        The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to us. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards

        If the stock award consists of shares that are subject to restrictions, then assuming that the restrictions on the award constitute a "substantial risk of forfeiture" for U.S. Federal income tax purposes, the participant will not realize taxable income at the time of grant and we will not be entitled to a deduction at that time. Upon the vesting of shares subject to the award, the participant will realize ordinary income in an amount equal to the then fair market value of those shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of those shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends, if any, paid to the holder during the restriction period will also be compensation income to the participant and deductible as compensation expense by us. If the restrictions on the award do not constitute a substantial risk of forfeiture or if the participant elects, under section 83(b) of the Code, to recognize income at the date of grant of the award, the participant will recognize income at the date of grant equal to the fair market value of the shares at the date of grant, the applicable capital gain holding period will commence as of that date and we will be entitled to a deduction for compensation expense at the time of grant.

        If the stock award consists of restricted stock units, a participant generally will not realize taxable income at the time of grant, assuming the restrictions on the award constitute a "substantial risk of forfeiture" for U.S. Federal income tax purposes, and we will not be entitled to a deduction at that time. Upon the vesting of restricted stock units, the participant will realize ordinary income in an amount equal to the then fair market value of the number of shares represented by the units, whether the award is paid in cash or shares, and we will be entitled to a corresponding deduction. If the restricted stock unit is paid in shares, gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

        Dividend equivalents that are paid when dividends are declared are generally realized as ordinary taxable income by the participant at the date the dividend is paid, and we are entitled to a corresponding deduction. Dividend equivalents that are subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. Federal income tax purposes are taxed as ordinary income when the restrictions are no longer applicable, or when the dividend equivalent vests, and we are entitled to a corresponding deduction.

        Shares granted as a bonus award or other grant to a participant that are not subject to restrictions that constitute a "substantial risk of forfeiture" are recognized as ordinary income at the date of grant, and we are entitled to a corresponding deduction.

Change of Control

        Any acceleration of the vesting or payment of awards under the 2011 Plan in the event of a "Change of Control" (as defined under Section 280G of the Code) in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and which may not be deductible by us.

        The board of directors recommends a vote FOR the approval of the 2011 Omnibus Equity Compensation Plan.

PROPOSAL 5—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Independent Registered Public Accounting Firm

        Our Audit Committee has appointed Dixon Hughes Goodman LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2011 and to prepare a report on this audit. A representative of Dixon Hughes Goodman is expected to be present at the annual meeting and will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he or she desires to do so.

        We are asking our shareholders to ratify the appointment of Dixon Hughes Goodman as our independent registered public accounting firm for 2011. Although the ratification is not required by our bylaws or other governing documents, the board is submitting the selection of Dixon Hughes Goodman to our shareholders for ratification as a matter of good corporate practice. Even if the shareholders do ratify the appointment, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our shareholders.

        The board of directors recommends a vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011.

Changes in Accountants

        Nichols, Cauley & Associates, LLC, the Bank's principal accounting firm for the fiscal years ended December 31, 2006 through 2008, was dismissed on August 24, 2009. The audit committee of the Bank approved the dismissal. Except for its report for the fiscal year ended December 31, 2008, Nichols, Cauley's reports on the Bank's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, which, if not resolved to the satisfaction of Nichols, Cauley, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. There were no reportable events as described by Item 304(a)(1)(v) of Regulation S-K.

        On August 24, 2009, the audit committee of the Bank engaged Dixon Hughes Goodman LLP (formerly Dixon Hughes PLLC) as the Bank's new independent registered public accounting firm. Before August 24, 2009, neither the Bank nor anyone on its behalf consulted Dixon Hughes Goodman regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Bank's financial statements, in each case where written or oral advice was provided that Dixon Hughes Goodman concluded was an important factor considered by the Bank in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement or a reportable event (both as defined in Item 304 of Regulation S-K).

        Nichols, Cauley's report on the Bank's financial statements for the fiscal year ended December 31, 2008 contained a qualified opinion regarding the sufficiency of the Bank's allowance for loan losses. The Bank's management at that time, who were replaced in July 2009, declined to make Nichols, Cauley's recommended adjustment to the Bank's allowance for loan losses, resulting in the qualified opinion. Current management made the recommended adjustments to the Bank's allowance for loan losses, and, following their engagement, Dixon Hughes Goodman audited the Bank's financial statements for the fiscal year ended December 31, 2008 and issued an unqualified opinion. The dismissal of Nichols, Cauley and the engagement of Dixon Hughes Goodman were unrelated to this matter.

        In connection with the filing of our registration statement on Form 10 with the SEC, we provided a copy of the above disclosure to Nichols, Cauley, which furnished a letter to the SEC stating that it agrees with the statements we made with respect to its dismissal (which are consistent with the disclosures in this proxy statement). We filed the letter on November 5, 2010, as Exhibit 16.1 to Amendment No. 2 to our registration statement on Form 10.

Audit and Related Fees

        Our independent auditors for the year ended December 31, 2010 were Dixon Hughes Goodman LLP.

        The following table shows the fees that we paid for services performed in the years ended December 31, 2009 and 2010 to Dixon Hughes Goodman:

	2010	2009
Audit Fees	$450,000	$375,500
Audit-Related Fees	160,000	74,000
Tax Fees	31,650	14,000
All Other Fees	—	—

Total	641,650	463,500

        Audit Fees.    This category includes the aggregate fees billed for professional services rendered by the independent auditors during our 2010 and 2009 fiscal years for the audit of our consolidated annual financial statements and the review of financial statements included in our quarterly reports.

        Audit-Related Fees.    This category includes the aggregate fees billed for non-audit services, exclusive of the fees disclosed relating to audit fees, during the fiscal years ended December 31, 2010 and 2009. These services principally include the assistance for various filings with the SEC, consultations regarding accounting and disclosure matters, and due diligence services related to acquisition activity.

        Tax Fees.    This category includes the aggregate fees billed for services related to corporate tax compliance, as well as counsel and advisory services.

        All Other Fees.    Dixon Hughes Goodman did not bill us for any services for the fiscal years ended December 31, 2010 and 2009 other than for the services described above.

Pre-Approval Policy

        Our Audit Committee's pre-approval guidelines with respect to pre-approval of audit and non-audit services are summarized below.

        General.    The Audit Committee is required to pre-approve all audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor's independence. The independent auditors provide the Audit Committee with an annual engagement letter outlining the scope of the audit and permissible non-audit services proposed for the fiscal year, along with a fee proposal. The scope and fee proposal is reviewed with the internal auditor, the Audit Committee chair, and, when appropriate, our management for their input (but not their approval). Once approved by the Audit Committee, the services outlined in the engagement letter will have specific approval. All other audit and permissible non-audit services that have not been approved in connection with the independent auditor's engagement letter for the applicable year must be specifically pre-approved by the Audit Committee under the same process as noted above, where practicable. The independent auditors shall not perform any prohibited non-audit services described in Section 10A(g) of the Securities Exchange Act of 1934. The Audit Committee must specifically pre-approve any proposed services that exceed pre-approved cost levels.

        Tax Services.    The Audit Committee believes that the independent auditor can provide tax services to us, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Code and related regulations.

        Delegation.    The Audit Committee may delegate pre-approval authority to one or more of its members. The Audit Committee delegates specific pre-approval authority to its chair, provided that the estimated fee for any such proposed pre-approved services does not exceed $15,000. The chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

OUR 2010 ANNUAL REPORT ON FORM 10-K

        Included with these proxy materials is a copy of our 2010 Annual Report on Form 10-K, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that annual report for a charge of ten cents per page. We will also mail to you without charge, upon request, a copy of any document specifically referenced or incorporated by reference in this proxy statement. Please direct your request to Corporate Secretary, State Bank Financial Corporation, 415 East Paces Ferry Road, NE, Suite 250, Atlanta, Georgia 30305 or by calling 404-475-6599.

 Appendix A

STATE BANK FINANCIAL CORPORATION
2011 Omnibus Equity Compensation Plan
Effective January 26, 2011

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STATE BANK FINANCIAL CORPORATION
2011 Omnibus Equity Compensation Plan
Effective January 26, 2011

Section 1    Introduction

        1.1.    Establishment.     State Bank Financial Corporation, a Georgia corporation (hereinafter referred to, together with its Affiliates (as defined below) as the "Company" except where the context otherwise requires), hereby establishes the State Bank Financial Corporation 2011 Omnibus Equity Compensation Plan (the "Plan").

        1.2.    Purpose.     The purpose of the Plan is to provide Eligible Persons designated by the Committee for participation in the Plan with equity-based incentives to: (i) encourage such individuals to continue in the long-term service of the Company and its Affiliates, (ii) create in such individuals a more direct interest in the future success of the operations of the Company, (iii) attract outstanding individuals, and (iv) retain and motivate such individuals. The Plan is intended to provide eligible individuals with the opportunity to invest in the Company, thereby relating incentive compensation to increases in shareholder value and more closely aligning the compensation of such individuals with the interests of the Company's shareholders.

        Accordingly, this Plan provides for the granting of Incentive Stock Options, Non-Qualified Stock Options, Performance Awards, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Bonus Stock and Stock Awards, or any combination of the foregoing, as the Committee determines is best suited to the circumstances of the particular individual as provided herein.

        1.3.    Effective Date.     The Effective Date of the Plan (the "Effective Date") is January 26, 2011.

Section 2    Definitions

        2.1.    Definitions.     The following terms shall have the meanings set forth below:

          (a)   "Administrative Agent" means any designee or agent that may be appointed by the Committee pursuant to subsections 3.1(h) and 3.4 hereof.

          (b)   "Affiliate" means any entity other than the Company that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee; provided, however, that, notwithstanding any other provisions of the Plan to the contrary, for purposes of NQSOs and SARs, if an individual who otherwise qualifies as an Eligible Person provides services to such an entity and not to the Company, such entity may only be designated an Affiliate if the Company qualifies as a "service recipient," within the meaning of Internal Revenue Code Section 409A and Treasury Regulation § 1.409A-1(h)(3), with respect to such individual; provided further that for purposes of ISOs, "Affiliate" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Internal Revenue Code.

          (c)   "Award" means any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or any other stock-based award, including Bonus Stock, granted to a Participant under the Plan.

          (d)   "Board" means the Board of Directors of State Bank Financial Corporation.

          (e)   "Cause" means, with respect to termination by the Company, either:

              (i)  Any of:

              (A)  A material breach by the Participant of the terms of any applicable employment or consulting agreement between the Company and any Affiliate and the Participant,

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      including, without limitation, failure by the Participant to perform the Participant's duties and responsibilities in the manner and to the extent required under such agreement;

              (B)  Conduct by the Participant that constitutes fraud, dishonesty, gross malfeasance of duty or conduct grossly inappropriate to the Participant's office and is reasonably likely to lead to material injury to the Company, including its business reputation, or resulted or was intended to result in direct or indirect gain to or personal enrichment of the Participant;

              (C)  Conduct resulting in the Participant's conviction, plea of guilty or nolo contendere of or to a felony; or

              (D)  Conduct by the Participant that results in the permanent removal of the Participant from his position as an officer or employee of the Company or any Affiliate pursuant to a written order by any regulatory agency with authority or jurisdiction over the Company or any such Affiliate; or

             (ii)  the definition of "Cause" in any employment or consulting agreement between the Participant and the Company or any Affiliate unless otherwise specifically referencing this Plan and its definition of "Cause".

          (f)    "Change of Control" means the first to occur of any one of the following events occurring after the Effective Date:

              (i)  the acquisition by any person or persons acting in concert of the then outstanding voting securities of the Company, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote more than twenty-five percent (25%) of any class of voting securities of the Company or such other transaction as may be described under 12 C.F.R. § 225.41(c) or any successor thereto;

             (ii)  within any twelve-month period (beginning on or after January 7, 2010) the persons who were directors of the Company immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of such Board; provided that any director who was not a director as of January 7, 2010 shall be deemed to be an Incumbent Director if that director was elected to such Board by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

            (iii)  the approval by the shareholders of the Company of a reorganization, merger or consolidation, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

            (iv)  the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party.

  Notwithstanding, the foregoing, with respect to any Award that is intended to comply with Section 409A of the Internal Revenue Code and for which a Change of Control is used to determine the time or form of payment of the Award, Change of Control shall use 30% of total voting power of the stock of the Holding Company in subsection (i), and shall use 40% of the total gross fair market value of assets, within the meaning of Treasury Regulation § 1.409A-3(i)(5)(vii)(A) in subsection (iv), and must otherwise meet the terms of Treasury

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  Regulation § 1.409A-3(i)(5). A Change of Control does not occur with a transfer to a related person within the meaning of Treasury Regulation § 1.409A-3(i)(5)(vii)(B)

          (g)   "Committee" means the Compensation Committee of the Board or such other Committee of the Board that is empowered hereunder to administer the Plan. The Committee shall be constituted at all times so as to permit the Plan to be administered by "non-employee directors" (as defined in Rule 16b-3 of the Exchange Act) and "outside directors" (as defined in Treasury Regulation § 1.162-27 (e)(3)) and to satisfy such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.

          (h)   "Dividend Equivalent" means a right, granted to an Eligible Person to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (i)    "Eligible Persons" means those employees of the Company or of any Affiliates, members of the Board, and members of the board of directors of any Affiliates, and individuals providing consulting services to the Company or any Affiliate who are designated as Eligible Persons by the Committee. Notwithstanding the foregoing, Incentive Stock Options may not be granted to anyone who is not an employee of the Company or an Affiliate.

          (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k)   "Exercise Date" means the date of exercise determined in accordance with subsection 6.2(g) hereof.

          (l)    "Fair Market Value" means the per share closing price of the Stock as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System for a particular date or, if the Stock is not so listed on such date, as reported on NASDAQ or on such other exchange or electronic trading system which, on the date in question, reports the largest number of traded shares of Stock, provided, however, that if on the date Fair Market Value is to be determined there are no transactions in the Stock, Fair Market Value shall be determined as of the immediately preceding date on which there were transactions in the Stock; provided further, however, that if the foregoing provisions are not applicable, the fair market value of a share of the Stock as determined by the Committee by the reasonable application of such reasonable valuation method, consistently applied, as the Committee deems appropriate; provided further, however, that, with respect to ISOs, such Fair Market Value shall be determined subject to Section 422(c)(7) of the Internal Revenue Code. For purposes of the foregoing, a valuation prepared in accordance with any of the methods set forth in Treasury Regulation Sec. 1.409A-1(b)(5)(iv)(B)(2), consistently used, shall be rebuttably presumed to result in a reasonable valuation. This definition is intended to comply with the definition of "fair market value" contained in Treasury Regulation § 1.409A-1(b)(5)(iv) and should be interpreted consistently therewith.

          (m)  "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option and which satisfies the requirements of Section 422 of the Internal Revenue Code or any successor provision thereto.

          (n)   "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and any successor thereto. Any reference to a section of the Internal Revenue Code or Treasury Regulation shall be treated as a reference to any successor section.

          (o)   "Non-Qualified Stock Option" or "NQSO" means any Option granted under Section 6, designated by the Committee as a Non-Qualified Stock Option or otherwise undesignated, or any Option designated by the Committee as an ISO but which for any reason fails to qualify as an ISO pursuant to Section 422 of the Internal Revenue Code and the rules and regulations thereunder.

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          (p)   "Option" means an option to purchase a number of shares of Stock granted pursuant to subsection 6.1.

          (q)   "Option Price" means the price at which shares of Stock subject to an option may be purchased, determined in accordance with subsection 6.2(b) hereof.

          (r)   "Participant" means an Eligible Person designated by the Committee, from time to time during the term of the Plan, to receive one or more Awards under the Plan.

          (s)   "Performance Award" is a right to either a number of shares of Stock or SARs ("Performance Shares") determined (in either case) in accordance with subsection 9.1 of this Plan based on the extent to which the applicable Performance Goals are achieved. A Performance Share shall be of no value to a Participant unless and until earned in accordance with subsection 9.2 hereof.

          (t)    "Performance Goals" are the performance conditions, if any, established pursuant to subsection 9.1 by the Committee in connection with an Award.

          (u)   "Performance Period" with respect to a Performance Award is a period not less than one calendar year or one fiscal year of the Company, beginning not earlier than the year in which such Performance Award is granted, which may be referred to herein and by the Committee by use of the calendar or fiscal year in which a particular Performance Period commences.

          (v)   "Permanent Disability" means permanent disability as determined under the Company's long term disability policy and, with respect to any Award intended to comply with Section 409A of the Internal Revenue Code, also within the meaning of Treasury Regulation § 1.409A-3(i)(4) or a more restrictive meaning established by the Committee.

          (w)  "Restricted Stock" means Stock granted to an Eligible Person under Section 8 hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (x)   "Restricted Stock Unit" means a right, granted to an Eligible Person under Section 8 hereof, to receive Stock, cash or a combination thereof at the end of a specified vesting period.

          (y)   "Restriction Period" shall have the meaning assigned to such term in subsection 8.1.

          (z)   "Retirement" or "Retire" shall mean the Participant has attained at the date of "separation from service" within the meaning of Treasury Regulation § 1.409A-1(h) from the Company at least the age and years of service with the Company set forth in the Award agreement, where service is measured as vesting service under the Company's 401(k) plan, without taking into account any past service credits, unless otherwise provided in the Award agreement.

          (aa) "SAR Price" means the price at which the Stock Appreciation Right was granted, which shall be determined in the same manner as the Option Price of an Option in accordance with subsection 6.2 hereof.

          (bb) "Stock" means the $0.01 par value common stock of State Bank Financial Corporation and or any security into which such common stock is converted or exchanged upon merger, consolidation, or any capital restructuring (within the meaning of Section 13) of the Company; provided that such other stock must be common stock and meet the requirements of Treasury Regulation § 1.409A-1(b)(5)(iii).

          (cc) "Stock Appreciation Right" or "SAR" means a right granted to an Eligible Person to receive an amount in cash, Stock, or other property equal to the excess of the Fair Market Value as of the Exercise Date of one share of Stock over the SAR Price times the number of shares of Stock to which the Stock Appreciation Right relates. Stock Appreciation Rights may be granted in tandem with Options or other Awards or may be freestanding.

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        2.2.    Headings; Gender and Number.     The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

Section 3    Plan Administration

        3.1.    Administration by the Committee.     The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, adopt rules and regulations for carrying out the purposes of the Plan, including, without limitation, the authority to:

          (a)   Grant Awards;

          (b)   Select the Eligible Persons and the time or times at which Awards shall be granted;

          (c)   Determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions, and Performance Goals relating to any Award;

          (d)   Determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered;

          (e)   Construe and interpret the Plan and any Award;

          (f)    Prescribe, amend, and rescind rules and procedures relating to the Plan;

          (g)   Determine the terms and provisions of Award and other agreements;

          (h)   Appoint designees or agents (who need not be members of the Committee or employees of the Company) to assist the Committee with the administration of the Plan; and

          (i)    Make all other determinations deemed necessary or advisable for the administration of the Plan.

        3.2.    Committee Discretion.     The Committee shall, in its absolute discretion, and without amendment to the Plan, have the power to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code if such discretion would cause the Award to not so qualify. In the event of a Change of Control, the provisions of Section 12 hereof shall be mandatory and shall govern the vesting and exercisability schedule of any Award granted hereunder. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any agreement entered into hereunder, in the manner and to the extent it shall deem expedient, and it shall be the sole and final judge of such inconsistency.

        3.3.    Indemnification.     No member of the Committee shall be liable for any action, omission, or determination made in good faith. The Company shall indemnify (to the extent permitted under Georgia law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company. The determination, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

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        3.4.    Committee Delegation.     The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may appoint an Administrative Agent, who need not be a member of the Committee or an employee of the Company, to assist the Committee in administration of the Plan and to whom it may delegate such powers as the Committee deems appropriate, except that the Committee shall determine any dispute and shall approve any Award made.

        3.5.    Compliance with Section 162(m).     Except as expressly otherwise stated in any resolution of the Committee, the Plan is intended to comply with the requirements of Section 162(m) or any successor section(s) of the Internal Revenue Code ("Section 162(m)") as to any "covered employee" as defined in Section 162(m), and shall be administered, interpreted, and construed consistently therewith. The Committee is authorized to take such additional action, if any, that may be required to ensure that the Plan and any Award under the Plan satisfy the requirements of Section 162(m), taking into account any regulations or other guidance issued by the Internal Revenue Service.

        3.6.    Assumption of Options by the Company.     Upon the determination of the Committee, in its sole discretion, the Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Option under this Plan in substitution for such other company's option; or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an option award granted by another company, the terms and conditions of such option award will remain unchanged, except that the exercise price and the number and nature of shares of Stock issuable upon exercise of any such option will be adjusted appropriately pursuant to Treasury Regulation § 1.409A-1(b)(5)(v)(D). If the Company elects to grant a new Option rather than assuming an existing option, the new Option may be granted with a similarly adjusted exercise price and the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be granted to any other person.

Section 4    Stock Subject to the Plan

        4.1.    Number of Shares.     Subject to adjustments pursuant to Section 4.4 hereof, up to 3,160,000 shares of Stock, are authorized for issuance under the Plan in accordance with the Plan's terms and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Of such total number of shares of Stock so authorized, not more than 3,160,000 may be designated for Restricted Stock, Restricted Stock Units, and Performance Awards. During the duration of the Plan, no Eligible Person may be granted Options which in the aggregate cover in excess of 100% percent of the total shares of Stock authorized under the Plan. No Award may be granted under the Plan on or after the 10-year anniversary of the Effective Date. The foregoing to the contrary notwithstanding, the total number of shares of Stock that may be issued pursuant to ISOs granted under the Plan shall be equal to 3,160,000, subject to adjustments pursuant to Section 4.4 hereof.

        4.2.    Availability of Shares Not Issued under Awards.     If shares of Stock which may be issued pursuant to the terms of the Plan awarded hereunder are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the holder of such Award, the shares of Stock with respect to such Award shall, to the extent of any such

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forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

        4.3.    Stock Offered.     The Company shall at all times during the term of the Plan retain as authorized and unissued Stock and/or Stock in the Company's treasury, at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.4.    Adjustments for Stock Split, Stock Dividend.     If the Company shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a Stock dividend or any other distribution upon such shares payable in Stock or rights to acquire Stock, or through a Stock split, reverse Stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock (any of the foregoing being herein called a "capital restructuring"), then in relation to the Stock that is affected by one or more of the above events, the numbers, rights, and privileges of the following shall be, in each case, equitably and proportionally adjusted to take into account the occurrence of any of the above events, (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued pursuant to subsections 4.1 and 4.10, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Internal Revenue Code, (iv) the Performance Goals, and (v) the individual limitations applicable to Awards.

        4.5.    Other Changes in Stock.     In the event there shall be any change, other than as specified in subsections 4.4 hereof, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

        4.6.    General Adjustment Rules.     No adjustment or substitution provided for in this Section 4 shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the aggregate Option Price for the shares of Stock then subject to the Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

        4.7.    Determination by the Committee.     Adjustments under this Section 4 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties.

        4.8.    Code Section 409A.     For any Award that is not subject to Internal Revenue Code Section 409A before the adjustments identified in the preceding sections of this Section 4, no adjustment shall be made that would cause the Award to become subject to Internal Revenue Code Section 409A. For an Award that is subject to Internal Revenue Code Section 409A before the adjustments identified in the preceding sections of this Section 4, no adjustment shall cause the Award to violate Internal Revenue Code Section 409A, without the prior written consent of both the Participant and the Committee.

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        4.9.    Award Limits.     The following limits shall apply to grants of all Awards under the Plan:

          (a)    Options:    The maximum aggregate number of shares of Stock that may be subject to Options granted in any calendar year to any one Participant shall be 3,160,000 shares.

          (b)    SARs:    The maximum aggregate number of shares that may be subject to Stock Appreciation Rights granted in any calendar year to any one Participant shall be 3,160,000 shares. Any shares covered by Options which include tandem SARs granted to one Participant in any calendar year shall reduce this limit on the number of shares subject to SARs that can be granted to such Participant in such calendar year.

          (c)    Restricted Stock or Restricted Stock Units:    The maximum aggregate number of shares of Stock that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any calendar year to any one Participant shall be 3,160,000 shares.

          (d)    Performance Awards:    The maximum aggregate grant with respect to Performance Awards granted in any calendar year to any one Participant shall be 3,160,000 shares (or SARs based on the value of such number of shares) and the maximum value of Performance Awards payable in cash to any one Participant in any calendar year shall be $1,000,000.

        To the extent required by Section 162(m) of the Code, shares subject to Options or SARs which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding.

        4.10.    Repayment/Forfeiture of Awards.     If required by the Sarbanes-Oxley Act of 2002 and/or by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, each Participant's Award shall be conditioned on repayment or forfeiture in accordance with law. In addition, the Committee may establish such conditions for repayment or forfeiture of Awards as the Committee or the Board may adopt by policy for the Company or any Affiliate.

        4.11.    Failure to Comply.     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Award, unless such failure is remedied by such Participant within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

Section 5    Granting of Awards to Participants

        5.1.    Participation.     Participants in the Plan shall be those Eligible Persons who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation, and development of the Company or an Affiliate, and significantly contribute, or are expected to significantly contribute, to the achievement of the Company's long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, as soon as practicable, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights, and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

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        Awards granted to members of the Board shall be recommended to the full Board by the Committee and approved by the full Board.

        5.2.    Notification to Participants and Delivery of Documents.     As soon as practicable after such determinations have been made, each Participant shall be notified of (a) his/her designation as a Participant, (b) the date of grant, (c) the number and type of Awards granted to the Participant, (d) in the case of Performance Awards or other Awards subject to Performance Goals, the Performance Period and Performance Goals, (e) in the case of Restricted Stock or Restricted Stock Units, the Restriction Period (as defined in subsection 8.1), and (f) any other terms or conditions imposed by the Committee with respect to the Award.

        5.3.    Delivery of Award Agreement.     This requirement for delivery of a written Award agreement is satisfied by electronic delivery of such agreement provided that evidence of the Participant's receipt of such electronic delivery is available to the Company and such delivery is not prohibited by applicable laws and regulations.

Section 6    Stock Options

        6.1.    Grant of Stock Options.    Coincident with or following designation for participation in the Plan, an Eligible Person may be granted one or more Options. Grants of Options under the Plan shall be made by the Committee. In no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Stock for which any other Option may be exercised, except as provided in subsection 6.2(j) hereof.

        6.2.    Stock Option Agreements.    Each Option granted under the Plan shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option (or, if no such identification is made, then it shall be a Non-Qualified Stock Option) and evidenced by a written agreement which shall be entered into by the Company and the Participant to whom the Option is granted, and which shall contain the following terms and conditions set out in this subsection 6.2, as well as such other terms and conditions, not inconsistent therewith, as the Committee may consider appropriate. The grant of any Incentive Stock Option is contingent upon shareholder approval of the Plan being obtained within twelve (12) months before or after the date the Board approves the Plan.

          (a)    Number of Shares.    Each Stock Option agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

          (b)    Price.    The price at which each share of Stock covered by an Option may be purchased, the Option Price, shall be determined in each case by the Committee and set forth in the Stock Option agreement. The price may vary according to a formula specified in the Stock Option agreement, but in no event shall the Option Price ever be less than the Fair Market Value of the Stock on the date the Option is granted, or in the case of an Option that is subsequently "modified" within the meaning of Treasury Regulation § 1.409A-1(b)(5)(v)(A), on the date of such modification.

          (c)    No Backdating.    There shall be no backdating of Options, and each Option shall be dated the actual date that the Committee adopts the resolution awarding the grant of such Option.

          (d)    Limitations on Incentive Stock Options.    No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Internal Revenue Code) Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

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          To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other option plan of the Company (or any Affiliate) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (e)    Duration of Options.    Each Stock Option agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Participant (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date an Option is granted. Each Option shall be subject to a period or periods of time within which each Option or portion thereof will first become exercised (the "Vesting Period") with respect to the total number of shares of Stock that can be acquired under the Option. The Committee, in its discretion, shall determine the Vesting Period(s) for each Option upon grant and, with the discretion of the Committee, may accelerate or shorten any Vesting Period or the event(s) which result in acceleration of vesting.

          (f)    Termination of Options.    During the lifetime of a Participant to whom a Stock Option is granted, the Stock Option may be exercised only by such Participant or, in the case of Permanent Disability by the Participant's designated legal representative, except to the extent such exercise would cause any Award intended to qualify as an ISO not to so qualify. Once a Participant to whom a Stock Option was granted dies, the Stock Option may be exercised only by the personal representative of the Participant's estate. Unless the Stock Option agreement shall specify a longer or shorter period, at the discretion of the Committee, then the Participant (or representative) may exercise the Stock Option for a period of up to three months after such Participant terminates employment or ceases to be a member of the Board, or ceases to be a consultant to the Company.

          (g)    Exercise, Payments, Etc.

              (i)  Each Stock Option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Office of the Secretary of the Company or to the Administrative Agent of written notice specifying the number of shares of Stock with respect to which such Option is exercised and payment to the Company of the aggregate Option Price. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Options (or portions thereof) which are being exercised and the number of shares of Stock with respect to which the Options are being exercised. The Participant's obligation to deliver written notice of exercise is satisfied by electronic delivery of such notice through means satisfactory to the Committee and prescribed by the Company. The exercise of the Option shall be deemed effective on the date such notice is received by the Office of the Secretary or by the Administrative Agent and payment is made to the Company of the aggregate Option Price (the "Exercise Date"); however, if payment of the aggregate Option Price is made pursuant to a sale of shares of Stock as contemplated by subsection 6.2(g)(iv)(E) below, the Exercise Date shall be deemed to be the date of such sale. If requested by the Company, such notice shall contain the Participant's representation that he or she is purchasing the Stock for investment purposes only and his or her agreement not to sell any Stock so purchased in any manner that is in violation of the Exchange Act or any applicable state law, and such restriction, or notice thereof, shall be placed on the certificates representing the Stock so purchased. The purchase of such Stock shall take place upon delivery of such notice to the Office of the Secretary of the Company or to the Administrative Agent, at which time the aggregate Option Price shall be paid in full to the Company by any of the methods or any combination of the methods set forth in subsection 6.2(g)(iv) below.

             (ii)  The shares of Stock to which the Participant is entitled as a result of the exercise of the Option shall be issued by the Company and either (A) delivered by electronic means to an

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    account designated by the Participant or (B) delivered to the Participant in the form of a properly executed certificate or certificates representing such shares of Stock. If shares of Stock are used to pay all or part of the aggregate Option Price, the Company shall issue and deliver to the Participant the additional shares of Stock, in excess of the aggregate Option Price or portion thereof paid using shares of Stock, to which the Participant is entitled as a result of the Option exercise.

            (iii)  The Company's obligation to deliver the shares of Stock to which the Participant is entitled as a result of the exercise of the Option shall be subject to the payment in full to the Company of the aggregate Option Price and the required tax withholding.

            (iv)  The aggregate Option Price shall be paid by any of the following methods or any combination of the following methods:

              (A)  in cash, including the wire transfer of funds in U.S. dollars to one of the Company's bank accounts located in the United States, with such bank account to be designated from time to time by the Company;

              (B)  by personal, certified or cashier's check payable in U.S. dollars to the order of the Company;

              (C)  by delivery to the Company or the Administrative Agent of certificates representing a number of shares of Stock then owned by the Participant, the aggregate Fair Market Value of which (as of the Exercise Date) is equal to the aggregate Option Price of the Option being exercised, properly endorsed for transfer to the Company, provided that the shares of Stock used for this purpose must have been owned by the Participant for a period of at least six months;

              (D)  by certification or attestation to the Company or the Administrative Agent of the Participant's ownership (as of the Exercise Date) of a number of shares of Stock, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the aggregate Option Price of the Option being exercised, provided that the shares of Stock used for this purpose have been owned by the Participant for a period of at least six months; or

              (E)  by delivery to the Company or the Administrative Agent of a properly executed notice of exercise together with irrevocable instructions to a broker to promptly deliver to the Company, by wire transfer or check as noted in subsection 6.2(g)(iv)(A) and (B) above, the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Participant necessary to pay the aggregate Option Price.

          (h)    Tax Withholding.    Each Stock Option agreement shall provide that, upon exercise of the Option, the Participant shall make appropriate arrangements with the Company to provide for not less than the minimum amount of tax withholding required by law, including without limitation Sections 3102 and 3402 or any successor section(s) of the Internal Revenue Code and applicable state and local income and other tax laws, by payment of such taxes in cash (including wire transfer), by check, or as provided in Section 11 hereof.

          (i)    Repricing Prohibited.    Subject to Sections 4, 6, 12, 13, and 16, outstanding Stock Options granted under this Plan shall not be repriced without approval by the Company's shareholders. In particular, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or grant price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or grant price, or that has an economic effect that is the same as any such reduction or cancellation or (2) to cancel an outstanding Option or SAR having an Option Price or grant price above the then-current Fair

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  Market Value of the Stock in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the shareholders of the Company of such action.

          (j)    Shareholder Privileges.    No Participant shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Participant becomes the holder of record of such Stock. Except as provided in Section 4 hereof, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date on which such Participant becomes the holder of record of such Stock.

          (k)    Section 409A Avoidance.    Once granted, no Stock Option shall be modified, extended, or renewed in any way that would cause the Stock Option to be subject to Internal Revenue Code Section 409A. The Option Period shall not be extended to any date that would cause the Stock Option to become subject to Internal Revenue Code Section 409A. The Option Price shall not be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the Stock Option is exercised; however, the right to one or more dividends declared and paid on the Stock between the date of grant and the date the Option is exercised may be set forth in a separate arrangement.

          (l)    Forfeiture by Order of Regulatory Agency.    If the Company's or any of its financial institution subsidiaries' capital falls below the minimum requirements contained in 12 CFR 3 or below a higher requirement as determined by the Company's or its Affiliate's primary bank regulatory agency, such agency may direct the Company to require Participants to exercise or forfeit some or all of their Options. All options granted under this Plan are subject to the terms of any such directive.

Section 7    Stock Appreciation Rights

        7.1.    Stock Appreciation Rights.     The Committee is authorized to grant SARs to Participants either alone ("freestanding") or in tandem with other Awards, including Performance Awards, Options, and Restricted Stock. Stock Appreciation Rights granted in tandem with any Award must be granted at the same time as the Award is granted. Stock Appreciation Rights granted in tandem with Options shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Options. Options granted in tandem with Stock Appreciation Rights shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Appreciation Rights. The Committee shall establish the terms and conditions applicable to any Stock Appreciation Rights, which terms and conditions need not be uniform but may not be inconsistent with the terms of the Plan. Freestanding Stock Appreciation Rights shall generally be subject to terms and conditions substantially similar to those described in Section 4 and subsection 6.2 for Options, including, but not limited to, the requirements of subsections 6.2(b), (d), and (i) and subsection 4.7 regarding general adjustment rules, minimum price, duration, and prohibition on repricing.

        7.2.    Section 409A Avoidance.     The SAR Price may be fixed on the date it is granted or the SAR Price may vary according to an objective formula specified by the Committee at the time of grant. However, the SAR Price can never be less than the Fair Market Value of the Stock on the date of grant. The SAR grant must specify the number of shares to which it applies, which must be fixed at the date of grant (subject to adjustment pursuant to Sections 4, 6, and 11). Once granted, no SAR shall be modified, extended, or renewed in any way that would cause the SAR to be subject to Internal Revenue Code Section 409A. The period during which the SAR may be exercised shall not be extended to any date that would cause the SAR to become subject to Internal Revenue Code Section 409A. The value of the SAR shall not be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the SAR is exercised; however, the right to one or more dividends declared and paid on the Stock between the date of grant and the date the SAR is exercised may be set forth in a separate arrangement.

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Section 8    Restricted Stock and Restricted Stock Units

        8.1.    Restriction Period.     At the time an Award of Restricted Stock or Restricted Stock Units is made, the Committee shall establish the terms and conditions applicable to such Award, including the period of time (the "Restriction Period") and attainment of performance goals during which certain restrictions established by the Committee shall apply to the Award. Each such Award, and designated portions of the same Award, may have a different Restriction Period, at the discretion of the Committee. Except as permitted or pursuant to Section 12 hereof, the Restriction Period applicable to a particular Award shall not be changed. Restricted Stock or Restricted Stock Units may or may not be subject to Internal Revenue Code Section 409A. If they are subject to Internal Revenue Code Section 409A, the grant of the Restricted Stock or Restricted Stock Units must contain the provisions needed to comply with the requirements of Internal Revenue Code Section 409A, including but not limited to (i) the timing of any election to defer receipt of the Restricted Stock or Restricted Stock Units beyond the date of vesting, (ii) the timing of any payout election, and (iii) the timing of the settlement of Restricted Stock or a Restricted Stock Unit. Restricted Stock or Restricted Stock Units that are subject to Internal Revenue Code Section 409A may be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the Restricted Stock or Restricted Stock Unit vests, but only to the extent permitted in IRS guidance of general applicability.

        8.2.    Certificates for Stock.     Restricted Stock shall be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock represented by a stock certificate registered in the name of the Participant.

        8.3.    Restricted Stock Terms and Conditions.     Participants shall have the right to enjoy all shareholder rights during the Restriction Period except that:

          (a)   The Participant shall not be entitled to delivery of the Stock certificate until the Restriction Period shall have expired.

          (b)   The Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period.

          (c)   A breach of the terms and conditions established by the Committee with respect to the Restricted Stock shall cause a forfeiture of the Restricted Stock and any dividends withheld thereon.

          (d)   As a condition to the grant of an Award of Restricted Stock, the Committee may specify whether any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

        8.4.    Restricted Stock Units.     The Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Stock at the end of a specified deferral period, subject to the following terms and conditions:

          (a)    Award and Restrictions.    Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant).

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          (b)   In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

          (c)   Restricted Stock Units shall be satisfied by the delivery of cash or Stock in the amount equal to the Fair Market Value of the specified number of shares of Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

        8.5.    Bonus Stock and Awards in Lieu of Obligations.     The Committee is authorized to grant Stock as a bonus ("Bonus Stock"), or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or an Affiliate in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

        8.6.    Dividend Equivalents.     The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to risk of forfeiture, as the Committee may specify.

Section 9    Performance Awards

        9.1.    Establishment of Performance Goals for Company.     The Committee shall establish Performance Goals for any Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following performance criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Company, any Affiliate or a division, region, branch, department or function within the Company or any Affiliate:

  •
  Revenue

  •
  Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures, whether before or after taxes)

  •
  Earnings (earnings per share, or other corporate earnings measures)

  •
  Net income (before or after taxes, operating income or other income measures)

  •
  Net interest margin

  •
  Growth measures (deposits, loan, total assets, earning assets, market share, capital or other financial or market measures)

  •
  Asset/Credit Quality measures (including NPAs/Assets, Charge-offs/Avg. Loans, Past Dues/Avg. Loans, Texas Ratio, or other measures reported to regulatory agencies or tracked by the organization)

  •
  Cash (cash flow, cash generation or other cash measures)

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  •
  Stock price or performance

  •
  Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

  •
  Economic value added

  •
  Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

  •
  Market share

  •
  Improvements in capital structure

  •
  Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

  •
  Business expansion or consolidation (acquisitions and divestitures)

  •
  Productivity measures

  •
  Cost reduction measures

  •
  Strategic plan development and implementation

        Performance Goals with respect to the foregoing performance criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

        The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur.

        The Committee may in its discretion classify Participants into as many groups as it determines, and as to any Participant relate his/her Performance Goals partially, or entirely, to the measured performance, either absolutely or relatively, of an identified subsidiary, division, operating company, test strategy, or new venture of the Company and/or its Affiliates.

        The Committee shall designate in writing not later than ninety (90) days following the start of a performance period (but in no event after twenty-five percent (25%) of the performance period has elapsed), provided the outcome of the selected performance goals is substantially uncertain at that time, the Performance Goals.

        Notwithstanding any other provision of the Plan, payment or vesting of any Performance Award shall not be made until the applicable Performance Goals have been satisfied and any other material terms of such Award were in fact satisfied. The Committee shall certify in writing the attainment of each Performance Goal. Notwithstanding any provision of the Plan to the contrary, with respect to any Performance Award, (a) the Committee may not adjust, downwards or upwards, any amount payable, or other benefits granted, issued, retained, and/or vested pursuant to such an Award on account of satisfaction of the applicable Performance Goals and (b) the Committee may not waive the achievement of the applicable Performance Goals, except in the case of the Participant's death or Permanent Disability, or a Change of Control.

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        9.2.    Levels of Performance Required to Earn Performance Awards.     At or about the same time that Performance Goals are established for a specific period, the Committee shall in its absolute discretion establish the percentage of the Performance Awards granted for such Performance Period which shall be earned by the Participant for various levels of performance measured in relation to achievement of Performance Goals for such Performance Period.

        9.3.    Other Restrictions.     The Committee shall determine the terms and conditions applicable to any Performance Award, which may include restrictions on the delivery of Stock payable in connection with the Performance Award and restrictions that could result in the future forfeiture of all or part of any Stock earned. The Committee may provide that shares of Stock issued in connection with a Performance Award be held in escrow and/or legended. Performance Awards may or may not be subject to Internal Revenue Code Section 409A. If a Performance Award is subject to Internal Revenue Code Section 409A, the Performance Award grant agreement shall contain the terms and conditions needed to comply with the requirements of Internal Revenue Code Section 409A, including but not limited to (i) the timing of any election to defer receipt of the Performance Award, (ii) the timing of any payout election, and (iii) the timing of the actual payment of the Performance Award. Performance Awards that are subject to Internal Revenue Code Section 409A may be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the Performance Award is paid, but only to the extent permitted in IRS guidance of general applicability.

        9.4.    Notification to Participants.     Promptly after the Committee has established the Performance Goals with respect to a Performance Award, the Participant shall be provided with written notice of the Performance Goals so established.

        9.5.    Measurement of Performance against Performance Goals.     The Committee shall, as soon as practicable after the close of a Performance Period, determine (a) the extent to which the Performance Goals for such Performance Period have been achieved and (b) the percentage of the Performance Awards earned as a result.

        These determinations shall be absolute and final as to the facts and conclusions therein made and be binding on all parties. Promptly after the Committee has made the foregoing determination, each Participant who has earned Performance Awards shall be notified. For all purposes of this Plan, notice shall be deemed to have been given the date action is taken by the Committee making the determination. Participants may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of all or any portion of their Performance Awards during the Performance Period.

        9.6.    Treatment of Performance Awards Earned.     Upon the Committee's determination that a percentage of any Performance Award has been earned for a Performance Period, Participants to whom such earned Performance Awards have been granted and who have been in the employ of the Company or Affiliates continuously from the date of grant until the end of the Performance Period, subject to the exceptions set forth in the Performance Award agreement and in Sections 10 and 12 hereof, shall be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of the Performance Awards. Performance Awards shall under no circumstances become earned or have any value whatsoever for any Participant who is not in the employ of the Company or its Affiliates continuously during the entire Performance Period for which such Performance Award was granted, except as provided in Sections 10 and 12.

        9.7.    Subsequent Performance Award Grants.     Following the grant of Performance Awards with respect to a Performance Period, additional Participants may be designated by the Committee for grant of Performance Awards for such Performance Period subject to the same terms and conditions set forth for the initial grants, except that the Committee, in its sole discretion, may reduce the value of the amounts to which subsequent Participants may become entitled, prorated according to reduced time spent during the Performance Period, and the applicable Performance Award agreement shall be modified to reflect such reduction.

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        9.8.    Shareholder Privileges.     No Participant shall have any rights as a shareholder with respect to any shares of Stock covered by a Performance Award until the Participant becomes the holder of record of such Stock.

Section 10    Termination of Employment, Death, Disability.

        10.1.    Termination of Employment.     Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or an Affiliate shall be specified in the agreement controlling such Award. Such termination of employment or any other service relationship shall be a "separation from service" within the meaning of Treasury Regulation § 1.409A-1(h) with respect to any Award intended to comply with Section 409A of the Internal Revenue Code.

        10.2.    Termination for Cause.     If the employment of the Participant by the Company is terminated for Cause, as determined by the Committee, all Awards to such Participant shall thereafter be void for all purposes. As used in subsections 9.1, 10.2, and 10.3 hereof, "Cause" shall mean Cause with respect to termination by the Company under Section 2.1(e). Nothing in this subsection 10.2 shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee or Participant.

        10.3.    Performance Awards.     Except as set forth below, each Performance Award shall state that each such Award shall be subject to the condition that the Participant has remained an Eligible Person from the date of grant until the applicable vesting date as follows:

          (a)   If the Participant voluntarily leaves the employment of the Company or an Affiliate, or if the employment of the Participant is terminated by the Company for cause or otherwise, any Performance Award to such Participant not previously vested shall thereafter be void and forfeited for all purposes.

          (b)   Unless otherwise provided in the Performance Award agreement, a Participant shall become vested in all Performance Awards that have met the Performance Goals within the Performance Period on the date the Participant Retires, on the date the Participant dies while employed by the Company, or on the date the Participant terminates service with the Company and the Affiliates due to Permanent Disability while employed by the Company. Such Participant shall not become entitled to any payment which may arise due to the occurrence of a Performance Goal after the Participant dies, terminates service due to Permanent Disability, or Retires. Payment shall occur as soon as administratively convenient following the date the Participant dies, terminates service due to Permanent Disability, or Retires, but in no event shall the payment occur later than March 15 in the calendar year immediately following the calendar year in which the Participant died, terminated service, or Retired. If the Participant dies before receiving payment, the payment shall be made to those entitled under the Participant's will or, if there is no will, to the Participant's estate.

        10.4.    Forfeiture Provisions.     Subject to Sections 12 and 13, in the event a Participant terminates employment during a Restriction Period for the Participant's Restricted Stock or Restricted Stock Units, such Awards will be forfeited; provided, however, that the Committee may provide in the Award agreement for proration or full payout in the event of (a) death, (b) Permanent Disability, (c) Retirement or (d) any other circumstances the Committee may determine.

Section 11    Tax Withholding

        11.1.    Withholding Requirement.     The Company and any Affiliate is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes or social security payments due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee

17

may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax or social security obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof, in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis at the discretion of the Committee.

        11.2.    Withholding Requirement—Stock Options and SARs.     The Company's obligations to deliver shares of Stock upon the exercise of an Option or SAR shall be subject to the Participant's satisfaction of all applicable federal, state, and local income and other tax and social security withholding requirements.

        At the time the Committee grants an Option, it may, in its sole discretion, grant the Participant an election to pay all such amounts of required tax withholding, or any part thereof:

          (a)   by the delivery to the Company or the Administrative Agent of a number of shares of Stock then owned by the Participant, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the amount required to be withheld, provided that such shares have been held by the Participant for a period of at least six months;

          (b)   by certification or attestation to the Company or the Administrative Agent of the Participant's ownership (as of the Exercise Date) of a number of shares of Stock, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the amount required to be withheld, provided that such shares of Stock have been owned by the Participant for a period of at least six months; or

          (c)   by the Company or the Administrative Agent withholding from the shares of Stock otherwise issuable to the Participant upon exercise of the Option, a number of shares of Stock, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the amount required to be withheld. Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

              (i)  all elections shall be made on or prior to the Exercise Date; and

             (ii)  all elections shall be irrevocable.

        11.3.    Section 16 Requirements.     If the Participant is an officer or director of the Company within the meaning of Section 16 or any successor section(s) of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of Section 16 and any applicable rules and regulations thereunder with respect to the use of shares of Stock to satisfy such tax withholding obligation.

        11.4.    Restricted Stock and Performance Award Payment and Tax Withholding.     Each Restricted Stock and Performance Award agreement shall provide that, upon payment of any entitlement under such an Award, the Participant shall make appropriate arrangements with the Company to provide for the amount of minimum tax and social security withholding required by law, including without limitation Sections 3102 and 3402 or any successor section(s) of the Internal Revenue Code and applicable state and local income and other tax and social security laws. The withholding may be deducted from the Award. Any payment under such an Award shall be made in a proportion of cash and shares of Stock, determined by the Committee, such that the cash portion shall be sufficient to cover the withholding amount required by this Section. The cash portion of any payment shall be based on the Fair Market Value of the shares of Stock on the applicable date of vesting to which such tax withholding relates. Such cash portion shall be withheld by the Company to satisfy applicable tax and social security withholding requirements.

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Section 12    Change of Control

        12.1.    In General.     The Committee may provide in the terms of any agreement applicable to any Award the vesting, payment, attainment of Performance Goals, or other effects on an Award, if any, in the event of the occurrence of a Change of Control of the Company. To the extent that any Award is subject to Internal Revenue Code Section 409A, the Award shall contain appropriate provisions to comply with Internal Revenue Code Section 409A.

        12.2.    Cashout.     In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of an agreement applicable to any Award or by resolution adopted prior to the occurrence of a Change of Control, that any outstanding Award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of a share of Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share Option Price or grant price of SARs, as applicable to the Award, multiplied by the number of shares subject to such Award, or the applicable portion thereof.

Section 13    Rights of Employees and Participants

        13.1.    Employment.     Neither anything contained in the Plan or any agreement nor the granting of any Award under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliate, or interfere in any way with the right of the Company or any Affiliate, at any time, to terminate such employment or to increase or decrease the level of the Participant's compensation from the level in existence at the time of the Award.

        An Eligible Person who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

        13.2.    Non-transferability.

          (a)   Except as otherwise determined at any time by the Committee as to any Awards other than ISOs, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, bankruptcy, or court order; provided that the Committee may permit further transferability of Awards other than ISOs, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Restriction Period; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the shareholders of the Company. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13.2 shall be void and unenforceable against the Company.

          (b)   In the event of a Participant's death, a Participant's rights and interests in any Award as set forth in an Award agreement, shall be transferable by testamentary will or the laws of descent and distribution, and payment of any entitlements due under the Plan shall be made to the Participant's legal representatives, heirs, or legatees; provided that, the Company shall be under no obligation to issue shares of Stock thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant's estate or the proper legatees or distributees thereof, or the valid transferee of such Award, as applicable.

19

          (c)   If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. If any individual entitled to payment or to exercise rights with respect to the Plan is a minor, the Committee shall cause the payment to be made to (or the right to be exercised by) the custodian or representative who, under the state law of the minor's domicile, is authorized to act on behalf of the minor or is authorized to receive funds on behalf of the minor. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

          (d)   With respect to an Option that is not intended to qualify as an Incentive Stock Option, the Committee may grant such Option or amend an outstanding Option to provide that the Option is transferable or assignable to a member or members of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) under the Exchange Act, or to a trust for the benefit solely of a member or members of the Participant's immediately family, or to a partnership or other entity whose only owners are members of the Participant's immediate family, provided the instrument of transfer is approved by the Committee. Options so transferred are not again transferable other than by will or by the laws of descent and distribution, and that following any such transfer or assignment the Option will remain subject to substantially the same terms applicable to the Option while held by the Participant, as modified as the Committee shall determine appropriate, and the transferee shall execute an agreement agreeing to be bound by such terms.

        13.3.    Noncompliance with Internal Revenue Code Section 409A.     If an Award is subject to the requirements of Internal Revenue Code Section 409A, to the extent that the Company or an Affiliate takes any action that causes a violation of Internal Revenue Code Section 409A or fails to take reasonable actions required to comply with Internal Revenue Code Section 409A, in each case as determined by the Committee, the Company shall pay an additional amount to the Participant (or beneficiary) equal to the additional income tax imposed pursuant to Internal Revenue Code Section 409A on the Participant as a result of such violation, plus any taxes imposed on this additional payment.

Section 14    Other Employee Benefits

        14.1.    Employee Benefits.     The amount of any income deemed to be received by a Participant as a result of the payment under an Award or exercise shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance, or salary continuation plan.

Section 15    Amendment, Modification, and Termination

        15.1.    Amendment, Modification and Termination.     The Committee or the Board may at any time terminate, and from time to time may amend or modify the Plan, and the Committee or the Board may, to the extent permitted by the Plan, from time to time amend or modify the terms of any Award theretofore granted, including any Award agreement, in each case, retroactively or prospectively; provided, however, that no amendment or modification of the Plan may become effective without approval of the amendment or modification by the Company's shareholders if shareholder approval is required to enable the Plan to satisfy an applicable statutory or regulatory requirements, unless the Company, on the advice of outside counsel, determines that shareholder approval is not necessary.

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        Notwithstanding any other provision of this Plan, no amendment, modification, or termination of the Plan or any Award shall adversely affect the previously accrued material rights or benefits of a Participant under any outstanding Award theretofore awarded under the Plan, without the consent of such Participant holding such Award, except to the extent necessary to avoid a violation of Internal Revenue Code Section 409A or the Board or the Committee determines, on advice of outside counsel or the Company's independent accountants, that such amendment or modification is required for the Company, the Plan, or the Award to satisfy, comply with, or meet the requirements of any law, regulation, listing rule, or accounting standard applicable to the Company.

        The Committee shall have the authority to adopt (without the necessity for further shareholder approval) such modifications, procedures, and subplans as may be necessary or desirable to comply with the provisions of the laws (including, but not limited to, tax laws and regulations) of countries other than the United States in which the Company may operate, so as to assure the viability of the benefits of the Plan to Participants employed in such countries.

Section 16    Requirements of Law

        16.1.    Requirements of Law.     The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules, and regulations, including applicable federal and state securities laws.

          (a)    Securities Law Compliance.    The Company may require a Participant, as a condition of receiving payment under an Award, to give written assurances in substance and form satisfactory to the Company and its counsel to such effect as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

          (b)    6-month Delay for Specified Participants.    Notwithstanding any other provision of this Plan, to the extent that the right to any payment (including the provision of benefits) hereunder provides for the "deferral of compensation" within the meaning of Internal Revenue Code Section 409A(d)(1), the payment shall be paid (or provided) in accordance with the following: If the Participant is a "Specified Participant" within the meaning of Internal Revenue Code Section 409A(a)(2)(B)(i) on the date of the Participant's Separation from Service (the "Separation Date"), and if an exemption from the six (6) month delay requirement of Internal Revenue Code Section 409A(a)(2)(B)(i) is not available, then no such payment shall be made or commence during the period beginning on the Separation Date and ending on the date that is six months following the Separation Date or, if earlier, on the date of the Participant's death. The amount of any payment that would otherwise be paid to the Participant during this period shall instead be paid to the Participant on the first day of the first calendar month following the end of the period.

          (c)    Prohibition on Acceleration.    Unless a payment is exempt from Internal Revenue Code Section 409A, the date of payment may not be accelerated and any payment made pursuant to the termination and liquidation of the Plan shall not be accelerated except in compliance with Internal Revenue Code Section 409A generally and Treasury Regulation § 1.409A-3(j)(4)(ix) specifically.

          (d)    Section 409A Compliance.    It is intended that this Plan shall comply with the provisions of, or an exemption from, Internal Revenue Code Section 409A and the Treasury regulations relating thereto. Awards are intended to be exempt from Internal Revenue Code Section 409A to the extent possible. Any Award or payment that qualifies for an exemption shall be considered as the first payment(s) made under the Plan. For purposes of the limitations on nonqualified deferred compensation under Internal Revenue Code Section 409A, each payment of compensation under this Plan shall be treated as a separate payment of compensation for purposes of applying the deferral election rules and the exemption for certain short-term deferral amounts under Internal Revenue Code Section 409A. In no event may the Participant, directly or indirectly, designate the calendar year of any payment subject to Internal Revenue Code Section 409A under this Plan.

21

        16.2.    Section 16 Requirements.     If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule(s) promulgated under the Exchange Act, to qualify the Award for any exemption from the provisions of Section 16 available under such Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant, which describes the Award.

        16.3.    Stock Registration.     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any shares of Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such shares is in compliance with all applicable laws, regulations or governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Committee may require, as a condition of the issuance and delivery of shares of Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such shares, if certificated, bear such legends, and if dematerialized, be so restricted, in each case, as the Committee, in its sole discretion, deems necessary or desirable.

        16.4.    Governing Law.    The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Georgia.

Section 17    Duration of the Plan

        17.1.    Duration.    The Plan shall terminate on the ten year anniversary of the Effective Date. No grants shall be awarded after such termination; however, the terms of the Plan, including, without limitation, Section 15.1, shall continue to apply to all Awards outstanding when the Plan terminates.

Dated: January 26, 2011; Effective: January 26, 2011.

STATE BANK FINANCIAL CORPORATION
ATTEST:
/s/ J. DANIEL SPEIGHT Corporate Secretary	By:	/s/ JOSEPH W. EVANS Title: Chief Executive Officer

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0 14475 STATE BANK FINANCIAL CORPORATION 415 East Paces Ferry Road, NE Atlanta, Georgia 30305 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 25, 2011 The shareholder(s) who sign this proxy card on the reverse side appoint Joseph W. Evans and J. Daniel Speight, and each of them, proxies, with full power of substitution, for and in their name(s), to vote all shares of common stock of State Bank Financial Corporation that such person(s) hold of record at the annual meeting of shareholders to be held on Wednesday, May 25, 2011, at 1:00 p.m., E.D.T., at our headquarters located at 415 East Paces Ferry Road, NE, Atlanta, Georgia and at any adjournment of the meeting. The signing shareholder(s) acknowledge receipt of the Notice of Annual Meeting and Proxy Statement and direct the proxy to vote as follows on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and otherwise in their discretion on any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment of it, as provided in the Proxy Statement. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF STATE BANK FINANCIAL CORPORATION May 25, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card, and a copy of the 2010 Annual Report to shareholders are available at http://www.statebt.com/proxyvote. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. This Proxy will be voted as directed or, if no direction is indicated, will be voted "FOR" each director nominee, "FOR" Proposal 2, "FOR" "1 Year" on Proposal 3, "FOR" Proposals 4 and 5 and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. 1. Proposal to elect seven nominees as directors: 1a. James R. Balkcom, Jr. 1b. Archie L. Bransford, Jr. 1c. Kim M. Childers 1d. Joseph W. Evans 1e. Virginia A. Hepner 1f. J. Daniel Speight 1g. J. Thomas Wiley, Jr. 2. Proposal to approve the compensation of our named executive officers (this is a non-binding, advisory vote). 3. Proposal to approve the frequency of the advisory vote on the compensation of our named executive officers (this is a non-binding, advisory vote). 4. Proposal to approve the 2011 Omnibus Equity Compensation Plan. 5. Proposal to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2011. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00033333333040330100 9 052511 2 years 3 years ABSTAIN 1 year FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.